UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NEWBRIDGE BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1501 Highwoods Boulevard, Suite 400

Greensboro, North Carolina 27410

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 13, 2015

To our Shareholders:

Notice is hereby given that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of NewBridge Bancorp (the “Company”) will be held as follows:

Place:	O.Henry Hotel
Caldwell Ballroom
624 Green Valley Road
Greensboro, North Carolina 27408

Date:	May 13, 2015

Time:	10:00 a.m., Eastern Time

The purpose of the Annual Meeting is to consider and act upon the following proposals:

1.	To elect seventeen (17) members to the Board of Directors;

2.	To approve the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan;

3.	To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

4.	To consider and approve the following advisory (non-binding) proposal:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as discussed in the Compensation Discussion and Analysis, the compensation tables and related materials in this Proxy Statement”; and

5.	To consider such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting.

Holders of record of shares of Class A common stock at the close of business on March 20, 2015, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

This 2nd day of April, 2015.	Yours very truly,

Michael S. Albert
Chairman

It is extremely important that your shares of Class A common stock be represented regardless of the number you own. Whether or not you expect to be present at the Annual Meeting, please sign and return your proxy card to us in the enclosed envelope at your earliest convenience. You may also vote your shares over the Internet or by using a toll-free number. In the event that you attend the Annual Meeting in person, you may revoke your proxy and vote your shares in person.

___________________________________________

PROXY STATEMENT

____________________________________________

Annual Meeting of Shareholders

To Be Held on May 13, 2015

____________________________________________

This Proxy Statement is being mailed to our shareholders on or about April 2, 2015 for solicitation of proxies by the Board of Directors (the “Board”) of your company, NewBridge Bancorp. Our principal executive offices are located at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410.

Except where the context indicates otherwise, in this Proxy Statement, terms such as “we,” “us,” “our” and the “Company” refer to NewBridge Bancorp; the term “Bank” refers to NewBridge Bank, our wholly-owned, North Carolina-chartered bank subsidiary; the terms “you” and “your” refer to the shareholders of the Company; and the term “common stock” refers to the Company’s Class A (voting) common stock, no par value per share.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on May 13, 2015.

The Notice, Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2014 are also available at http://www.snl.com/irweblinkx/GenPage.aspx?IID=100346. You may also access the above off-site website by going to www.newbridgebank.com, under the heading Investor Relations.

INFORMATION ABOUT THE ANNUAL MEETING

Your vote is very important. For this reason, our Board is requesting that you allow your shares of common stock to be represented at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) by the proxies named on the enclosed proxy card.

When is the Annual Meeting?	May 13, 2015 at 10:00 a.m., Eastern Time

Where will the Annual Meeting be held?	At the O.Henry Hotel, Caldwell Ballroom, 624 Green Valley Road, Greensboro, North Carolina 27408

What items will be voted on at the Annual Meeting?	1.	ELECTION OF DIRECTORS. To elect seventeen (17) directors to serve until the 2016 Annual Meeting of Shareholders.

	2.	APPROVAL OF THE LONG-TERM STOCK INCENTIVE PLAN. To approve the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan (the “2015 Long-Term Stock Incentive Plan”).

	3.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

	4.	“SAY-ON-PAY” PROPOSAL. To participate in an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

	5.	OTHER BUSINESS. To consider such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board is not aware of any other business to be conducted at the Annual Meeting.

Who can vote?	Only holders of record of shares of common stock at the close of business on March 20, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 35,805,135 shares of common stock outstanding and entitled to vote and approximately 7,023 beneficial owners, including approximately 3,466 shareholders of record. There is no other class of voting stock outstanding.

How do I vote by proxy?	You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. The shares represented by a proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare Trust Company, N.A. (“Computershare”), our transfer agent, prior to the time of the Annual Meeting. You may also vote your shares over the Internet or by using a toll-free number. You should refer to the proxy card or the information forwarded by your bank, broker or other holder of record to see what voting options are available to you.

If you return your signed proxy card before the Annual Meeting, the proxies will vote your shares as you direct. Kenan C. Wright, Mary E. Rittling and G. Alfred Webster, each a director of the Company and the Bank, have been appointed proxies by the Board.

The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on May 12, 2015. If you vote over the Internet you may incur costs, such as telephone, and Internet access charges for which you will be responsible. If you are interested in voting via the Internet or telephone, specific instructions are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your instructions have been properly recorded. In the event that the proxy card does not reference Internet or telephone voting information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

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If a shareholder is a participant in the Computershare Investment Plan, which is a direct stock purchase and dividend investment plan (the “CIP”) or a participant in the NewBridge Bank Employees’ 401(k) Plan (the “401(k) Plan”), the proxy card reflects the number of shares in your CIP account or in your account under the 401(k) Plan, as applicable, and the number of shares held of record directly by you. Shares allocated to a participant’s account in the 401(k) Plan will be voted by the participant of the 401(k) Plan in accordance with the instructions received from the participant if such participant timely returns his or her proxy card to Computershare or timely indicates his or her voting instructions pursuant to the Internet or telephone voting procedures. The Internet and telephone voting facilities for participants in the 401(k) Plan will close at 11:59 Eastern Time on May 10, 2015. Shares held under the 401(k) Plan for which no voting instructions are received will not be voted. Shareholders’ voting instructions with respect to shares held under the 401(k) Plan will be held in strict confidence.

You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on Proposals 1, 2, 3, 4 and any other items of business at the Annual Meeting. If a nominee becomes unavailable for election at any time at or before the Annual Meeting, the proxies may vote your shares for a substitute nominee.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote them “FOR” the election of all of our nominees, “FOR” the approval of the 2015 Long-Term Stock Incentive Plan, “FOR” the ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and “FOR” the advisory (non-binding) “Say-on-Pay” proposal. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If your shares are held in the name of a broker or other nominee (i.e., held in “street name”), you will need to obtain a proxy instruction form from the broker or other nominee holding your shares and return the form as directed by your broker or other nominee.

We are not aware of any other matters to be brought before the Annual Meeting. If matters other than those discussed above are properly brought before the Annual Meeting, the proxies may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?	You may change or revoke your proxy at any time before it is voted at the Annual Meeting in any of three ways: (1) by delivering a written notice of revocation to Computershare; (2) by delivering another properly signed proxy card to Computershare with a more recent date than that of the proxy first given; or (3) by attending the Annual Meeting and voting in person. You should deliver your written notice or superseding proxy to Computershare at the address noted on the proxy card. You may also revoke your proxy or change your vote with a timely and valid superseding Internet or telephone vote.

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How many votes may I cast?	You are entitled to one vote for each share of common stock held of record on March 20, 2015 on each nominee for election and on each other matter presented for a vote at the Annual Meeting. You may not vote your shares cumulatively in the election of directors.

How many votes are required to approve the proposals?	Director nominees will be elected by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting, with a plurality vote standard for a contested director election, that is, when the number of director nominees exceeds the number of Board seats for which elections are being held. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors.

The proposal to approve the 2015 Long-Term Stock Incentive Plan will be approved by the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. Abstentions from voting, broker non-votes, if any, or the failure to vote will have the same effect as voting against the 2015 Long-Term Stock Incentive Plan.

The proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2015 will be approved if the votes cast in favor exceed the votes cast in opposition. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to ratify Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2015.

The advisory proposal to consider and approve the compensation of the Company’s named executive officers as discussed in the Compensation Discussion and Analysis, the compensation tables and related materials in this Proxy Statement is advisory only. The advisory approval of the compensation of the Company’s named executive officers will be approved if a majority of the votes cast on the proposal are voted in favor of the proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast on the proposal and, accordingly, will have no effect on the nature of such vote. The Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Any other matters properly coming before the Annual Meeting will require such shareholder approval as is required by applicable law or our governing documents.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum at the Annual Meeting or any adjournment(s) thereof.

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A “broker non-vote” occurs when a broker or other nominee who holds shares for another does not vote on a particular matter because the broker or other nominee does not have discretionary authority on that matter and has not received instructions from the owner of the shares.

In the event there are insufficient votes present at the Annual Meeting for a quorum or to approve any proposal, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

What constitutes a “quorum” for the Annual Meeting?	A majority of our outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum (a quorum is necessary to conduct business at the Annual Meeting). Your shares will be considered part of the quorum if you have voted by proxy. Once a share is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting or for any adjournment(s) thereof. Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum.

How are the votes counted?	Computershare, our transfer agent, has been appointed by the Board as the Inspector of Elections for the Annual Meeting. It will tabulate the votes received for each nominee for director and all other items of business at the Annual Meeting. Computershare will announce at the Annual Meeting and will subsequently certify to the Board, the results of the election of directors and all other items of business voted on at the Annual Meeting.

How do I obtain directions to the Annual Meeting?	Directions to the Annual Meeting are available on our website, www.newbridgebank.com, under the heading Investor Relations. You may also obtain directions to the Annual Meeting by contacting Rebecca Gibson, Vice President and Assistant Secretary, at (336) 369-0960.

Who pays for the solicitation of proxies?	We will pay the cost of preparing, printing and mailing materials in connection with this solicitation of proxies. In addition to solicitation by mail, officers, directors (including those nominees for election as a director) and employees of the Company and the Bank may make solicitations personally, by telephone or otherwise without additional compensation for doing so. We reserve the right to engage a proxy solicitation firm to assist in the solicitation of proxies for the Annual Meeting. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of shares or otherwise in connection with this solicitation of proxies.

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When are proposals for the 2016 Annual Meeting of Shareholders due?

It is presently anticipated that the 2016 Annual Meeting of Shareholders of the Company will be held in May of 2016. To be considered for inclusion in the proxy solicitation materials of the Board for the 2016 Annual Meeting, shareholder proposals must be received by the Secretary of the Company at our principal executive offices at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410 no later than December 4, 2015. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Any proposal not intended to be included in the proxy statement for the 2016 Annual Meeting, but intended to be presented from the floor at that Annual Meeting, must have been received by us at our principal executive offices listed above no later than February 17, 2016.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide for a board of directors consisting of not less than nine and not more than 30 directors, the number to be determined by resolution of a majority of the Board or by resolution properly adopted by the shareholders at a shareholders’ meeting. The Board has set the number of directors at 17.

Under the Agreement and Plan of Combination and Reorganization, dated November 1, 2013 (the “CapStone Merger Agreement”) by and between the Company, the Bank and CapStone Bank, pursuant to which CapStone Bank merged with and into the Bank on April 1, 2014 (the “CapStone Merger”), the Company agreed to appoint three former CapStone Bank board members, Michael S. Patterson, Robert A. Boyette and Richard A. Urquhart, III, to the Board and the Bank board of directors (the “Bank Board”) to serve until the 2014 Annual Meeting of Shareholders. The Company also agreed, subject to the good faith consideration by the Corporate Governance and Nominating Committee (the “Governance Committee”) of the selection criteria set forth in the Governance Committee’s charter, to nominate these three gentlemen for election as directors of the Company at the following five annual meetings, and if so elected to also elect these gentlemen to serve on the Bank Board. Accordingly, on April 1, 2014, the Board appointed Messrs. Patterson, Boyette and Urquhart to serve as directors of the Company until the 2014 Annual Meeting of Shareholders, at which meeting they were elected to the Board by our shareholders, and subsequently also elected to the Bank Board by the Company.

The 17 nominees for election as directors named below have been recommended by the Governance Committee and nominated by the Board to serve for a one-year term expiring at the 2016 Annual Meeting of Shareholders. All 17 of the director nominees currently serve as directors of the Company and the Bank. If all of the director nominees are elected, there will be 17 directors serving on the Board following the Annual Meeting.

The persons named as proxies in the accompanying proxy card intend to vote “FOR” the 17 nominees. Each nominee has consented to serve as a director of the Company if elected. If, at the time of the Annual Meeting, a nominee is unable or unwilling to serve, the discretionary authority provided in the accompanying proxy card will be exercised to vote for such other person for the office of director as may be nominated by the Board. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

Each of the nominees brings special skills and attributes to the Board through a variety of levels of education, business experience, director experience, banking experience, philanthropic interests, and community involvement. Additional information about each nominee and his or her special skills is provided below. The age of each director is as of February 1, 2015.

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NOMINEES FOR ELECTION AS A DIRECTOR TO SERVE UNTIL THE 2016 ANNUAL MEETING

Name	Age	Director Since	Experience/Special Skills(2)

Michael S. Albert(1)	60	1995

Mr. Albert has been a partner of Entrepreneurial Resources of NC, LLC since April of 2009. Prior to that time, Mr. Albert served as the Vice President-Marketing and a consultant for Stanley Benefit Services, Inc. from March 2007 to April 2009. He is a graduate of the NC Bank Directors’ College (“Directors’ College”) and has attended courses at the NC Bank Directors’ Forum (“Directors’ Forum”). Mr. Albert has attended the NCBA Bank Directors’ Assembly (“Directors’ Assembly”). He earned a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 20 years of experience serving as a bank director, including serving as Chairman of the Board and Chairman of the Audit and Risk Management Committee (the “Audit Committee”); ability to analyze complex financial and organizational matters; financial and accounting experience as a certified public accountant with a Big Four accounting firm, including experience in its bank audit practice; experience as a chief executive officer (“CEO”) of a major regional transportation company operating in multiple states; and leadership roles in multiple community organizations.

Robert A. Boyette	69	2014

Mr. Boyette is the Chairman and a stockholder of Ashland Construction Company. Prior to the CapStone Merger, he was a director of CapStone Bank where he served as Chairman of the loan committee and as a member of the compensation and executive committees. Mr. Boyette is active on the boards of various community organizations. He received an engineering degree from North Carolina State University and a graduate business degree from the University of North Carolina at Chapel Hill. He is a graduate of the Directors’ College.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: experience serving as a bank director, including service on many committees; experience as a business owner; and experience serving as a director or trustee of community nonprofit organizations.

J. David Branch	68	2006

Dr. Branch is an ophthalmologist in private practice. Over the past 36 years, he has been involved in many community activities in North Carolina, including serving as Chairman of the Board of Trustees for Winston-Salem State University, as a trustee at Appalachian State University and as Chairman of two State University Foundations. Prior to joining the Board in 2006, he served as a director for three community banks and was also a member of the North Carolina Banking Commission. Dr. Branch is the founder of Volt Energy Company, a renewable energy company. Dr. Branch is a graduate of the Directors’ College. He received a Bachelor of Arts degree from Franklin College, and an MD from Howard University.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 25 years of experience serving as a bank director, including service on many committees; an understanding of bank regulatory expectations due to his service on the North Carolina Banking Commission; ability to analyze complex organizational and strategic planning challenges; experience as a business owner; and extensive experience serving as a director of community nonprofit organizations.

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Name	Age	Director Since	Experience/Special Skills(2)

C. Arnold Britt	65	1985	Mr. Britt is the President and owner of Carolina Apothecary, Inc., Belmont Pharmacy, Inc. and RxCare, Inc. Mr. Britt has a broad and diverse background of serving on the boards of many organizations, currently including five charitable organizations. He is a graduate of the Directors’ College. Mr. Britt earned a Bachelor of Science degree in Pharmacy from the University of North Carolina at Chapel Hill.

			Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 30 years of experience serving as a director of the Bank, including service on each of the Bank’s committees and as Vice Chairman of the Board; experience as a business owner; and extensive experience serving as a director of numerous community organizations, including many organizations within the Bank’s footprint.

Robert C. Clark	60	2005

Mr. Clark is the President and owner of Leesona Corporation, a manufacturer and distributor of industrial winding equipment. Since December 2001, Mr. Clark has served as a member of the Winston-Salem City Council where he currently chairs the Finance Committee and serves on the Public Works Committee. Mr. Clark currently serves as a director of the Data Max Foundation. Mr. Clark has attended courses at the Directors’ Forum. He has a Bachelor of Arts degree from the University of the South and a Master’s degree in Business Administration from The Wharton School of the University of Pennsylvania.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 10 years of experience serving as a director of the Bank, including service on many committees; extensive experience in owning and operating several successful businesses; governance experience on several community and governmental organizations; service on the Winston-Salem City Council; and financial skills acquired during graduate school.

Alex A. Diffey, Jr.	65	2006

Mr. Diffey is an independent banking consultant. He served for two years as the Interim Chief Credit Officer of a predecessor of the Bank from October 2005 to January 2007. Previously he was a consultant with Thurmond Clower & Associates, specializing in loan portfolio reviews. Mr. Diffey was an employee of First Union National Bank (now known as Wells Fargo Bank, N.A.) for 32 years in various commercial lending, loan administration and capital markets positions, including, but not limited to, Chief Credit Officer (South Carolina) and Senior Vice President of First Union National Bank. He is a graduate of the Directors’ College and has attended courses at the Directors’ Forum. Mr. Diffey graduated from Emory University, receiving both his undergraduate degree and Master’s degree in Business Administration, with concentrations in Finance and Banking. In addition, he has served as an instructor for the Risk Management Association Commercial Lending Schools for 16 years.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: nine years of experience serving as a director of the Bank, including service on several committees; financial expertise; extensive experience in lending, credit management and organizational management; and a broad array of bank regulatory experience from both his long tenure with First Union National Bank and, more recently, as a consultant to community banks.

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Name	Age	Director Since	Experience/Special Skills(2)

Barry Z. Dodson	66	1997	Mr. Dodson is a certified public accountant and the owner of Barry Z. Dodson, CPA, PLLC. He currently serves as Chairman of the Credit Management Committee and Vice Chairman of the Board. He was the Lead Independent Director of the Board from August 2007 through May 2009 and was Chairman of the Board of FNB Financial Services Corporation (“FNB”) prior to its merger into the Company. Mr. Dodson serves as Vice Chairman of the Golden Leaf Foundation. He has served on the North Carolina Education Lottery Commission and was a member of its finance committee. He is also a former director of The Moses Cone Hospital, Inc. where he served on its audit committee. Mr. Dodson has over 40 years of experience in public accounting. He is a graduate of the Directors’ College and has attended courses at the Directors’ Forum. Mr. Dodson earned a Bachelor of Science degree from High Point University.

			Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 18 years of experience serving as a director of the Bank, including service on many committees; financial expertise and ability to understand complex financial arrangements; and experience in serving on community boards, with particular experience serving on audit committees.
Donald P. Johnson	69	2012

Mr. Johnson is a director and the Vice Chairman of American Business Bank, a commercial bank based in Los Angeles, California. Mr. Johnson was one of the founders of American Business Bank, and served as CEO since the bank opened in 1998 until April of 2013. In 2004 he was elected to the Board of the California Bankers Association. Mr. Johnson earned a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a Master’s degree in Business Administration from Pepperdine University.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 40 years of experience serving as a bank director, including service on many committees; financial expertise and ability to understand complex financial arrangements; and experience in serving on community boards.

Joseph H. Kinnarney	61	1988

Dr. Kinnarney is the President and an owner of Reidsville Veterinary Hospital, Inc., Bel-Air Veterinary Hospital, Mebane Veterinary Hospital, Greensboro Pet Spa & Resort, Inc. and Carolina Equine Hospital. He is a director of the American Veterinary Medical Association where he serves as a member of the Audit Committee. He also is President-Elect of the American Veterinary Medical Association. Dr. Kinnarney is a graduate of the Directors’ College and has attended courses at the Directors’ Forum. Dr. Kinnarney earned a Doctorate in Veterinary Medicine from Cornell University, and a Bachelor’s degree in Animal Science and a Master’s degree in Reproduction from the University of Kentucky.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 27 years of experience serving as a director of the Bank, including service on many committees; credit management oversight experience; experience as the owner of several businesses operating within the Bank’s footprint; and experience serving as a director of nonprofit organizations.

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Name	Age	Director Since	Experience/Special Skills(2)

Michael S. Patterson	68	2014	Mr. Patterson is currently engaged by the Bank as an independent banking consultant, having previously enjoyed a 40 plus year career as a commercial banker in North Carolina. He started his banking career with First Citizens Bank in Raleigh in 1969. In 1978, he joined Peoples Bank in Rocky Mount, NC as Vice President. He spent 10 years with Peoples Bank, becoming Executive Vice President and Executive Officer of Peoples Bank and Peoples Bank of North Carolina, Inc. In 1989, he joined Triangle Bank in Raleigh as President and Chief Operating Officer and became CEO in 1990 and Chairman of the Board of Directors of Triangle Bank in 1996. He served in these capacities until Triangle Bank was sold to Centura Banks, Inc. in 2000. Mr. Patterson served as Executive Chairman of the Board of Directors of Centura Banks, Inc. until it was sold to Royal Bank of Canada in 2001. He then worked as a consultant to community banks primarily in the area of merger and acquisition strategies, prior to organizing CapStone Bank in 2006. He served as Chairman, President and CEO of CapStone Bank prior to its acquisition by the Company in 2014. Mr. Patterson earned a Bachelor’s degree in Business Administration from Campbell University. He is also a graduate of the North Carolina School of Banking, The Graduate School of Banking of the South at Louisiana State University and The Executive Program at the University of North Carolina. Mr. Patterson also has broad experience serving as a director of several industry-related organizations including the American Bankers Association, the North Carolina Bankers Association (Vice Chairman), and numerous charitable and civic organizations in the communities in which he has lived and worked.

			Areas of relevant experience qualifying him for service as a director include, but are not limited to the following: an extensive career in the banking industry in key leadership positions; experience in mergers and acquisitions within the financial services industry; and service as a consultant to community banks primarily in the area of merger and acquisition strategies.

Pressley A. Ridgill	62	2005	Mr. Ridgill is the President and CEO of the Company and the Bank. He was named the President of the Company and President and CEO of the Bank in July 2007, and CEO of the Company in July 2008. Mr. Ridgill was the President and CEO of FNB and its subsidiary bank, FNB Southeast, prior to FNB’s merger into the Company. He has over 39 years of financial services experience. Mr. Ridgill earned a Master of Accountancy degree and a Bachelor of Science degree in Business Administration (Finance) from the University of South Carolina. He is a graduate of The Graduate School of Banking of the South at Louisiana State University and is a certified public accountant and a certified financial planner. Mr. Ridgill regularly attends Directors’ Forum courses, and the Directors’ Assembly, and is a graduate of the Directors’ College. He actively participates in community organizations throughout the Company’s footprint. Mr. Ridgill currently serves as a member of the North Carolina Banking Commission. Mr. Ridgill has served two terms on the Board of the North Carolina Bankers Association. The North Carolina Association of CPAs recognized Mr. Ridgill as the 2004-2005 “Outstanding Member in Business and Industry”.

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Name	Age	Director Since	Experience/Special Skills(2)

			Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 10 years experience serving as a bank director, including service on the Executive Committee; extensive financial institution management experience; expertise in mergers, acquisitions, and corporate restructuring and integration; leadership of the Company’s strategic direction following the merger of FNB into the Company; financial and accounting expertise as a certified public accountant, a certified financial planner and a community banker; broad experience as a director of various community organizations; and longstanding relationships with community bankers, investment bankers and other bank executives on a national level.

Mary E. Rittling	64	2006

Dr. Rittling is President of the Davidson County Community College. She currently serves as a community partner and advocate in both Davidson and Davie Counties. She is a graduate of the Directors’ College and has been recognized in the Triad as an “Exceptional Leader” annually since 2009; she was also named as the “Outstanding Woman in Business” by the Lexington Area Chamber of Commerce in 2009. In 2012, Dr. Rittling was named the “North Carolina Community College President of the Year”. She earned a degree in Nursing from D’Youville College, a Master’s degree in Nursing from Binghamton University, and a Master’s degree and a Doctorate in Education from Columbia University. She also completed studies at the Harvard University Institute for New Presidents. Dr. Rittling serves as the Chairman of the Governance Committee of the Company.

Areas of relevant experience qualifying her for service as a director include, but are not limited to, the following: nine years of experience serving as a director of the Bank, including service on many committees; experience in strategic planning and corporate governance; ability to address complex outcomes; and extensive community and regional involvement.

E. Reid Teague	65	2002

Mr. Teague is the owner and President of Eden Oil Co., Inc. He was a member of the National Council for Citgo Marketers representing the southern states from 2008 through 2010. Mr. Teague has served as a board member of the North Carolina Petroleum Marketers Association and the Pennrose Park Country Club. He is a graduate of the Directors’ College. Mr. Teague earned a Bachelor of Science degree in Business from the University of North Carolina at Chapel Hill.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 13 years of experience serving as a director of the Bank, including service on many committees; experience in owning and operating a successful business; experience in both audit/risk and governance committee work; and extensive community service and contacts within the Bank’s footprint.

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Name	Age	Director Since	Experience/Special Skills(2)

Richard A. Urquhart, III	68	2014	Mr. Urquhart is the Chief Operating Officer of Investors Management Corporation. Prior to the CapStone Merger, Mr. Urquhart was a director of CapStone Bank and served as the Chairman of its audit committee. He is active in several community non-profits. He is the immediate Past Chairman of the Greater Raleigh Chamber of Commerce, a director of Boys and Girls Clubs of Wake County, and a member of the Leadership Council of Wake Education Partnership. He is a trustee of Meredith College, where he serves as Chairman of the business and finance committee. Mr. Urquhart earned a Bachelor of Science degree from the University of North Carolina at Chapel Hill and a Master’s degree in Business Administration from Harvard Business School. He is a graduate of the Directors’ College and is a certified public accountant.

			Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: experience serving as a bank director, including service on many committees; audit committee experience; extensive experience in accounting and finance; and extensive community connections and involvement with local and regional organizations.
G. Alfred Webster	66	2006

Mr. Webster retired as Executive Vice President of Unifi, Inc. He currently serves as the Lead Director, as a member of the Executive Committee, and the Audit Committee, and as Chairman of the Compensation Committee of Unifi, Inc. He has also served on the Corporate Governance Committee of Unifi, Inc. He previously served as a director of Annie Penn Hospital in Reidsville, NC. He has attended courses at the Directors’ Forum and the Directors’ Assembly. Mr. Webster earned a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill. In addition, Mr. Webster serves as the Chairman of the Compensation Committee of the Company.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: nine years of experience serving as a director of the Bank, including service on many committees; audit, corporate governance and compensation committee experience; experience in development of global business relationships; extensive business experience in materials procurement for a global business; and extensive community connections and involvement with local and regional organizations.

Kenan C. Wright	61	1990

Mr. Wright is the President of The Wright Co. of N.C., Inc., a general contracting firm. He currently serves as Chairman of the Audit Committee. Mr. Wright is active on the boards of many nonprofit community organizations. He has served on the Board of Trustees of Rockingham Community College since 2002, including a term as Chairman. He is also a Past Chairman of the Board of Trustees of Morehead Memorial Hospital. He currently serves on the Board of Directors of Carlisle School. He is a graduate of the Directors’ College and has attended courses at the Directors’ Forum. He also regularly attends the Directors’ Assembly. Mr. Wright has a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 25 years of experience serving as a director of the Bank, including service on many committees; extensive experience in strategic planning; experience operating a successful real estate development business; and extensive community involvement.

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Name	Age	Director Since	Experience/Special Skills(2)

Julius S. Young, Jr.	66	1988	Mr. Young is the President of Jay Young Management, Inc., an asset management firm. Mr. Young currently serves on the Board of Directors of Reddwerks, Inc., a private company. He has served on the Board of Directors of Lexington Hospital and the YMCA in Lexington, NC. Mr. Young has attended the Directors’ Assembly. Mr. Young earned a Bachelor of Arts degree and a Master of Arts-Liberal Studies from Wake Forest University.

			Areas of relevant experience qualifying him for service as a director include, but are not limited to, the following: 27 years of experience serving as a director of the Bank, including service on many committees; expertise in trust department oversight; manufacturing management experience; investment experience spanning several decades; and extensive community contacts and related board governance experience.

(1)	Mr. Albert was an executive officer of Billings Transportation Group, Inc., Billings Freight Systems, Inc., Billings Express, Inc. and Metro Motor Express, Inc., each of which filed for voluntary bankruptcy under Chapter 7 in 2006.
(2)	On January 21, 2015, the Board reapproved the NewBridge Bancorp and NewBridge Bank Director Education Policy, a copy of which is available on our website at www.newbridgebank.com, pursuant to which directors are encouraged to participate in educational opportunities on an on-going basis.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR ELECTION AS DIRECTORS, EACH TO SERVE UNTIL THE 2016 ANNUAL MEETING

Except for Mr. Ridgill and Mr. Patterson, all members of the Board are “independent” as defined under the rules and listing standards of the Global Select Market of the Nasdaq Stock Market, LLC (“Nasdaq Global Select Market”). All members of the Compensation Committee, the Audit Committee and the Governance Committee are “independent” as defined under the rules and listing standards of the Nasdaq Global Select Market.

Who Serves on the Bank Board?

The Bank currently has a 17 member board of directors which is comprised of the same persons who are currently directors of the Company. Those persons elected to the Board at the Annual Meeting will also be elected by the Company as directors of the Bank.

How Much Common Stock do our Directors and Executive Officers Own?

The following table sets forth information as of February 28, 2015 concerning the beneficial ownership of shares of each director and each named executive officer who held office during 2014 and by all directors and named executive officers as a group. According to rules promulgated by the Securities and Exchange Commission (the “SEC”), a person is the “beneficial owner” of securities if the person has or shares the power to vote them or to direct their investment, or has the right to acquire ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security, vesting of restricted stock unit or otherwise.

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BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
Michael S. Albert	54,021	(3)	*
David P. Barksdale	16,151	(4)	*
Robert A. Boyette	114,113	(5)	*
J. David Branch	44,819		*
C. Arnold Britt	65,107	(6)	*
Spence H. Broadhurst	15,079		*
William W. Budd, Jr.	27,368	(7)	*
Robert C. Clark	18,387	(8)	*
Alex A. Diffey, Jr.	29,098		*
Barry Z. Dodson	91,941	(9)	*
Robin S. Hager	23,751	(10)	*
Ramsey K. Hamadi	116,221		*
Donald P. Johnson	17,451		*
Joseph H. Kinnarney	88,249	(11)	*
Michael S. Patterson	532,702	(12)	1.48%
Pressley A. Ridgill	158,303	(13)	*
Mary E. Rittling	8,642	(14)	*
E. Reid Teague	49,839	(15)	*
Richard A. Urquhart, III	45,465	(16)	*
G. Alfred Webster	22,143		*
Kenan C. Wright	231,856	(17)	*
Julius S. Young, Jr.	106,331		*
Directors and Executive Officers as a Group (22 total)	1,877,037	(18)	5.20%

*     Represents less than 1% of the issued and outstanding shares.

(1)	Unless otherwise noted, all shares are owned directly of record or are shares for which the named individual has sole voting and investment power.
(2)	The percentage is based upon 35,795,135 shares outstanding as of February 28, 2015 and assumes the exercise of only those stock options held as of February 28, 2015, with respect to each designated recipient.
(3)	With respect to Mr. Albert, the amount includes 799 shares held by Mr. Albert’s son.
(4)	Mr. Barksdale resigned as Senior Executive Vice President and Chief Strategy Officer of the Company on January 30, 2015. With respect to Mr. Barksdale, the amount includes 6,000 options that may be exercised under the NewBridge Bancorp Comprehensive Equity Compensation Plan for Directors and Employees (the “2004 Comprehensive Benefit Plan”).
(5)	With respect to Mr. Boyette, the amount includes (a) 40,090 options that may be exercised under the CapStone Bank 2006 Nonstatutory Stock Option Plan, which was assumed by the Company on April 1, 2014 (the “CapStone NSO Plan”); (b) 73,710 shares held by Plantation Realty Company of which Mr. Boyette is a member; and (c) 43 shares held by Triangle Investment Club, of which Mr. Boyette is a member.
(6)	With respect to Mr. Britt, the amount includes (a) 10,700 options that may be exercised under the FNB Omnibus Plan (as hereinafter defined); and (b) 554 shares held by Mr. Britt’s wife.
(7)	With respect to Mr. Budd, the amount includes 5,350 options that may be exercised under the FNB Incentive Plan (as hereinafter defined).
(8)	Mr. Clark has pledged 18,387 shares as security for a personal guaranty given to Wells Fargo Bank, N.A. in support of a business loan.
(9)	With respect to Mr. Dodson, the amount includes (a) 10,700 options that may be exercised under the FNB Omnibus Plan; (b) 394 shares held jointly with Mr. Dodson’s wife; (c) 2,650 shares held by Mr. Dodson’s wife; (d) 8,577 shares held by a trust for the benefit of Mr. Dodson’s daughter, naming Mr. Dodson and his daughter as joint trustees; (e) 3,511 shares held by Mr. Dodson’s daughter; and (f) 4,562 shares held jointly with Mr. Dodson’s daughter.
(10)	With respect to Ms. Hager, the amount includes (a) 535 options that may be exercised under the FNB Omnibus Plan; and (b) 5,000 shares that may be exercised under the 2004 Comprehensive Benefit Plan.
(11)	With respect to Dr. Kinnarney, the amount includes 10,700 options that may be exercised under the FNB Omnibus Plan. Dr. Kinnarney has pledged 18,723 shares to secure a loan made by the Bank to Dr. Kinnarney in the ordinary course of business.

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(12)	With respect to Mr. Patterson, the amount includes (a) 117,058 options that may be exercised under the CapStone NSO Plan; (b) 54,000 shares held by Mr. Patterson’s wife; and (c) 43 shares held by Triangle Investment Club, of which Mr. Patterson is a member.
(13)	With respect to Mr. Ridgill, the amount includes 32,099 options that may be exercised under the FNB Omnibus Plan.
(14)	With respect to Dr. Rittling, the amount includes 3,400 shares held by Dr. Rittling’s husband.
(15)	With respect to Mr. Teague, the amount includes (a) 10,700 options that may be exercised under the FNB Omnibus Plan; (b) 835 shares held by Mr. Teague’s wife; and (c) 333 shares held by Mr. Teague’s daughter.
(16)	With respect to Mr. Urquhart, the amount includes (a) 14,629 options that may be exercised under the CapStone NSO Plan; and (b) 43 shares held by Triangle Investment Club, of which Mr. Urquhart is a member.
(17)	With respect to Mr. Wright, the amount includes 10,700 options that may be exercised under the FNB Omnibus Plan.
(18)	Includes 274,261 options that may be exercised by the directors and executive officers under all equity incentive plans as of February 28, 2015.

Security Ownership of Certain Beneficial Owners

The Exchange Act requires that any person who acquires the beneficial ownership of more than 5% of our common stock notify the SEC and us. Set forth below is certain information, as of February 28, 2015, regarding all persons or “groups,” as defined in the Exchange Act, who held of record or who are known to us to own beneficially more than 5% of our shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Endicott Opportunity Partners III, L.P. 360 Madison Avenue, 21st Floor New York, NY 10017	2,504,500	(2)	7.00%

Basswood Capital Management, L.L.C. 645 Madison Avenue 10th Floor New York, NY 10022	3,364,506	(3)	9.40%

(1)	Based upon a total of 35,795,135 shares of common stock outstanding as February 28, 2015.
(2)	Based on a Schedule 13D filed by The Endicott Group on March 4, 2013.
(3)	Based on a Schedule 13G/A filed by Basswood Capital Management, L.L.C. on February 17, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the officers and directors of the Company and persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the SEC reports disclosing their initial ownership of shares, as well as subsequent reports disclosing changes in such ownership. To our knowledge, based solely on a review of copies of such reports furnished to us and written representations from officers and directors, except as hereafter disclosed, we believe that during the fiscal year ended December 31, 2014, all of our officers and directors complied with all applicable Section 16(a) filing requirements. Ms. Hager and Messrs. Barksdale, Broadhurst, Budd, Cobb, Hamadi and Ridgill did not timely file Forms 4 disclosing the grants of restricted stock units on January 15, 2014. In addition, Donald P. Johnson did not timely file a Form 4 disclosing the purchase of shares of common stock on July 31, 2014.

Executive Officers of the Company

During 2014, our executive officers were (ages as of February 1, 2015):

Pressley A. Ridgill (age 62). Mr. Ridgill is the President, CEO and a director of the Company and the Bank. Prior to being named the CEO of the Company, Mr. Ridgill served as the President and a director of the Company and the President, CEO and a director of the Bank from July 31, 2007 until June 30, 2008. He previously was the President, CEO and a director of FNB and its subsidiary bank, FNB Southeast. He joined FNB in November 2000 as the Chief Operating Officer, was elected President in November 2005 and CEO in February 2006. FNB merged into the Company in 2007.

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Ramsey K. Hamadi (age 45). Mr. Hamadi is a Senior Executive Vice President and the Chief Financial Officer (“CFO”) of the Company and the Bank. Mr. Hamadi joined the Company and the Bank on March 25, 2009. Mr. Hamadi served as the CFO of Pulaski Financial Corp. from July 2001 to March 2009 and as the Controller of Pulaski Financial Corp from June 2000 to July 2001. Prior to joining Pulaski Financial Corp., he served as a Bank Examiner for the Federal Reserve Bank of St. Louis.

David P. Barksdale (age 51). Until his resignation on January 30, 2015, Mr. Barksdale was a Senior Executive Vice President and the Chief Strategy Officer of the Bank. He previously served as Senior Executive Vice President and Chief Banking Officer of the Bank from August 2008 until March 2013.

Spence H. Broadhurst (age 55). Mr. Broadhurst is a Senior Executive Vice President and Chief Banking Officer of the Bank. Mr. Broadhurst previously served as Executive Vice President and Special Projects Manager of the Bank from December 2011 to March 2013. Prior to joining the Bank, Mr. Broadhurst held several leadership positions with SunTrust Bank (formerly Central Carolina Bank) including Commercial Real Estate Line for Business Manager for North and South Carolina and Regional President for the Triad Region.

William W. Budd, Jr. (age 52). Mr. Budd is a Senior Executive Vice President and the Chief Credit Officer of the Bank. Mr. Budd was an Executive Vice President and the Chief Credit Officer of FNB Southeast from January 2007 until FNB’s merger into the Company. Mr. Budd previously was with SunTrust Bank (formerly Central Carolina Bank) where he held various roles including Commercial Banking Manager, Regional Senior Credit Officer and Group Line of Business Manager for Commercial Real Estate Finance for North and South Carolina.

Robin S. Hager (age 52). Ms. Hager is a Senior Executive Vice President and the Chief Administrative Officer of the Bank. Ms. Hager previously served as Senior Vice President and was the head of Retail Bank Administration of FNB Southeast until FNB’s merger into the Company. Prior to joining FNB, Ms. Hager held several leadership roles at SouthTrust Bank, including Operations Manager, Sales Manager and Retail Bank Administration.

How Often Did our Board Meet During 2014?

The Board held 14 meetings in 2014. During 2014, each director attended at least 75% of the aggregate number of Board meetings and meetings by all committees of the Board on which such director served. Our Corporate Governance Guidelines (“Governance Guidelines”) require that, in the absence of an unavoidable conflict, all directors are expected to attend the Annual Meeting. Fourteen members of the then current Board attended the 2014 Annual Meeting of Shareholders, held on May 14, 2014.

How can you communicate with the Board?

We do not have formal procedures for shareholder communication with our Board. In general, our directors and officers are easily accessible by telephone, postal mail or e-mail. Any matter intended for the Board or any individual director can be directed to Pressley A. Ridgill, our President and CEO, at our principal executive offices located at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410. You also may direct correspondence to the Board or any of its members in care of the Company at the foregoing address. Your communication will be forwarded to the intended recipient unopened.

Certain Relationships and Related Transactions

Certain directors, nominees for director and executive officers of the Company, companies with which directors, nominees for director and executive officers are associated, and/or the immediate family members of directors, nominees for director and executive officers of the Company are customers of the Bank and as such may from time to time borrow funds from the Bank within prescribed limitations, including those imposed by Section 402 of the Sarbanes-Oxley Act of 2002. Any such loans and commitments are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company or the Bank, and do not involve more than the normal risk of collectability or present to the Bank other unfavorable features. See “Board Committees — Compensation Committee Interlocks and Insider Participation.”

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Code of Business Conduct and Ethics

We have had a written ethics code for many years. The Board conducts an annual review of the “Code of Business Conduct and Ethics” which applies to all directors, executives, officers and employees of the Company and its subsidiaries (the “General Code”), and the “Code of Business Conduct and Ethics for the CEO and Senior Financial Officers” which applies to our President and CEO and to our senior financial officers including the CFO and our Chief Accounting Officer (the “Officer Code”). The General Code outlines many standards, including those related to addressing compliance with laws, regulations, policies and procedures; conflicts of interest; confidentiality; accuracy of financial statements and other records; and procedures for reporting violations of the General Code or any illegal or unethical business or workplace conduct. The Officer Code imposes additional standards on our President, CEO and senior financial officers concerning our accounting and financial reporting. Generally, the Officer Code requires those individuals to bring to the attention of the CEO and the CFO, and in certain circumstances, the Audit Committee, any material information which comes to their attention that (1) affects disclosures made by the Company in our public filings; (2) demonstrates significant deficiencies in our internal controls; (3) concerns fraud or a violation of the General Code by management or employees with a significant role in financial reporting, disclosure or internal controls; or (4) involves a material violation of law, including securities laws. Under the Officer Code, the Board, or its designee, determines the appropriate actions to be taken in the event the Officer Code or the General Code is violated by the President, CEO or senior financial officers, which actions may include termination of employment. Copies of the General Code and the Officer Code are available on our website, www.newbridgebank.com, under the heading Investor Relations.

The General Code and the Officer Code outline appropriate behavior for all employees. A “Whistleblower” provision is incorporated in the General Code and provides a mechanism for employees to anonymously report malfeasance, fraud, financial reporting abuses, etc. Employees are required to provide annual certifications stating their understanding of and compliance with the General Code. We also have a Travel and Expense Policy (the “Travel Policy”) setting forth the Company’s policy that expenditures on entertainment or events, office and facility renovations, aviation or other transportation services, and other similar items, activities or events are prohibited to the extent that such expenditures are not reasonable for employee or director development, reasonable performance incentives or other similar measures conducted in the normal course of business. A copy of the Travel Policy is available on our website, www.newbridgebank.com, under the heading Investor Relations.

Board Leadership Structure and Risk Oversight

The ultimate authority to oversee the business of the Company rests with the Board. Currently, the Board is led by an independent Chairman, and in his absence, an independent Vice Chairman. The role of the Board is to effectively govern the affairs of the Company for the benefit of its shareholders and, to the extent appropriate under North Carolina corporate law, other constituencies including employees, customers, suppliers and the communities in which it does business. The Board appoints the Company’s officers, who have responsibility for management of the Company’s operations. The Bank’s officers, other than the CEO, are appointed by the CEO. The CEO notifies the Bank Board of such appointments.

It is our Chairman’s responsibility to lead the Board. Our CEO is responsible for leading our management team and the Company’s employees and operating the Company. We believe it beneficial to have an independent Chairman whose sole responsibility as a director is board leadership.

In making the decision to appoint an independent Chairman, the Board considered the time demands on our CEO, particularly in the current economic environment. By having another director serve as Chairman, our CEO is able to focus all of his energy on managing our operations. By clearly delineating the role of the office of the Chairman, we believe we have limited any unnecessary duplication of effort between the CEO and the Chairman. We believe this governance structure results in strong, independent leadership of our Board.

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The Board currently consists of 15 independent members and two non-independent members, Mr. Ridgill and Mr. Patterson. A number of our independent directors are currently serving or have served as members of senior management or as directors of other companies. We have three Board committees comprised solely of independent directors, each with a different independent director serving as chairman of the committee. We believe that the number of independent, experienced directors that make up our Board, along with the independent leadership of the Board by the non-executive Chairman, benefits our Company and our shareholders.

The Company manages risk through a series of fluid and dynamic mechanisms. The “tone” is established at the top with the Board overseeing the general risk management strategy and ensuring risks undertaken are consistent with the Board’s established risk tolerance. Management is responsible for the day-to-day risk management processes. Risk assessment reports are provided to the Board by management on a regular and timely basis.

The Board has established committees in order to effectively divide risk monitoring responsibilities and capabilities. The Committees include: Audit, Compensation, Executive and Governance Committees. The Audit Committee, charged by the Board with the primary oversight responsibility for risk management, also oversees the integrity of financial reporting, compliance with laws and regulations, and the structure of internal control. The Compensation Committee provides oversight of executive compensation as well as other compensation programs for associates and bank officers. The Governance Committee assists in the establishment of principles for the Company and provides leadership on corporate governance matters. The Executive Committee studies and makes recommendations to the Board on matters related to setting the overall strategic direction for the preparation by the Company’s management of formal multi-year business plans. The Executive Committee may exercise, during intervals between meetings of the Board, all the powers and authority of the Board in directing the management of the business and affairs of the Company, except as otherwise provided in the Bylaws of the Company or by North Carolina law. In addition, the Bank Board has established the Credit Management Committee and the Trust Committee. The Credit Management Committee monitors credit risk and the Trust Committee monitors the Bank’s fiduciary responsibilities as it relates to the Wealth Management Department.

In the day-to-day management of risk, management has established and implemented appropriate policies, procedures and risk assessment tools, and a defined organization and reporting structure. With respect to the organization and reporting structure, a hierarchy has been created which divides responsibility along four main functional lines of authority and further divides responsibilities efficiently and effectively into specific processes. The structure is further enhanced by providing the internal audit and loan review functions independent functional reporting responsibilities to their respective Board committees. Risk assessments have been created to properly identify and monitor risk for the Company either at an entity level or within specific types of business as appropriate.

Management has established internal management committees comprised of senior officers of the Bank to provide effective oversight at the management level. The committees include the Risk Management Committee, the Watch Loan Committee, Asset Liability Committee (ALCO), the Information Technology Steering Committee, the Branch Steering Committee, the Retirement Committee, the Deposit Pricing Committee, the Loan Pricing Committee, and the Compliance & CRA Committee. With respect to established risk tolerances, the Watch Loan Committee monitors all potential problem loans, the ALCO Committee monitors interest rate and liquidity risk and the Compliance & CRA Committee monitors regulatory risk.

The Board believes that the foundation for risk management is well-established and understood throughout the Company from the Board level down throughout the organization.

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Diversity of the Board

The Governance Committee does not maintain a formal diversity policy with respect to the identification of nominees to the Board. Diversity is just one of many factors considered by the Governance Committee in recommending director nominees each year. These factors are summarized in the Governance Guidelines available on our website, www.newbridgebank.com, under the heading Investor Relations, and they are considered by the full Board prior to the nominees being approved. We define diversity broadly to include differences in race, gender, ethnicity, age, viewpoint, professional experience, educational background, skills, geographic mix within the marketplace, and other personal attributes that can foster heterogeneity in order to encourage and maintain board effectiveness. We believe that we have a broadly diverse board, benefiting our shareholders.

Related Party Matters.

The Audit Committee is charged with reviewing and approving all related party transactions of the Company or the Bank and our directors, executive officers and employees, other than transactions subject to Federal Reserve Regulation O. All material facts of the transactions and the employee’s or the director’s interest are discussed by all disinterested directors and a decision made as to whether the transaction is fair to the Company and the Bank. A majority vote of all disinterested directors is required to approve a related party transaction. The Credit Management Committee routinely considers extensions of credit, direct and indirect, by the Bank to any executive officer or director, or any such person’s affiliates or immediate family members pursuant to Regulation O. Lines of credit to such persons are reviewed at least every 14 months. Extensions are compared against market terms for similar transactions. The Board believes that all related party transactions with officers and directors are on terms comparable to those which would have been reached with unaffiliated parties at the time such transactions were made.

On March 14, 2014, the Company entered into a Subordinated Note Purchase Agreement with 14 accredited investors under which the Company issued an aggregate of $15.5 million of subordinated notes (the “Notes”) to the accredited investors, including the following directors and/or their spouses, who invested $450,000 in the aggregate: J. David Branch, C. Arnold Britt, Robert C. Clark, Barry Z. Dodson and G. Alfred Webster. The Notes have a maturity date of March 14, 2024, and bear interest at a fixed interest rate of 7.25% per year.

As a condition to consummating the CapStone Merger on April 1, 2014, the Bank entered into a release agreement with Michael S. Patterson, now a director of the Company and the Bank, pursuant to which Mr. Patterson voluntarily terminated his rights under his change in control agreement with CapStone Bank (the “Patterson Release Agreement”). In connection with the Patterson Release Agreement, the Bank paid Mr. Patterson approximately $429,000. In addition, effective upon the consummation of the CapStone Merger, the Bank entered into an independent contractor agreement with Mr. Patterson (the “Patterson Contractor Agreement”). The Patterson Contractor Agreement provides for a term of five years beginning upon the consummation of the CapStone Merger at an annual fee of $150,000.

Board Committees

The Board has four standing committees: the Audit, Compensation, Governance and Executive Committees. The Bank Board has two standing committees, the Credit Management and Trust Committees, on which Board members serve in their capacity as directors of the Bank.

Audit and Risk Management Committee. We have a standing Audit Committee established in accordance with the Exchange Act. The current members of the Audit Committee are Kenan C. Wright (Chairman), C. Arnold Britt, Alex A. Diffey, Jr., Joseph H. Kinnarney and Richard A. Urquhart, III. The Audit Committee held four meetings in 2014. Each of the members of the Audit Committee is “independent” as determined by the Board under the applicable rules and listing standards of the Nasdaq Global Select Market, Section 10A(m) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. In addition, the Board has determined that Mr. Urquhart is an “audit committee financial expert” within the meaning of applicable SEC regulations.

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The Audit Committee’s primary responsibilities are to assist the Board in overseeing the accounting and financial reporting processes and the audits of our financial statements, including oversight of: (1) the integrity of our financial reports and other financial information; (2) compliance with legal and regulatory requirements; (3) our systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (4) the structure, staffing and performance of our internal audit function; (5) the independence and performance of our independent registered public accounting firm engaged to audit and review our financial statements; and (6) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for overseeing management in establishing, implementing and operating a risk management system as well as reviewing and approving all related party transactions of the Company and the Bank and our directors, executive officers and employees, other than transactions subject to Federal Reserve Regulation O. The Audit Committee has also been appointed as our Qualified Legal Compliance Committee within the meaning of the SEC’s rules and regulations. As such, the Audit Committee is responsible for handling any reports of evidence of a material violation of the securities laws and conducting any investigation thereof that it deems appropriate. Further, the Audit Committee has been appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding our accounting and auditing matters.

On November 19, 2014, we conducted our annual review and approval of the Employee Complaint procedures for Accounting and Auditing Matters, which encourages any employee with such complaints or concerns to report them, anonymously if they desire, to the Chairman of the Audit Committee for investigation and appropriate corrective action, if necessary.

On March 10, 2015, the Audit Committee reviewed its Amended and Restated Charter and determined that it was discharging its duties, as set forth therein. Also on March 10, 2015, the Audit Committee recommended certain limited changes to its Amended and Restated Charter, which changes were approved by the Board on March 18, 2015. A copy of the Amended and Restated Charter is available on our website, www.newbridgebank.com, under the heading Investor Relations.

Audit Committee Report. The Audit Committee has reviewed and discussed our audited consolidated financial statements with management and has discussed with Dixon Hughes Goodman LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from Dixon Hughes Goodman LLP prescribed by applicable requirements of the PCAOB regarding Dixon Hughes Goodman LLP’s communications with the Audit Committee concerning independence, and has discussed with Dixon Hughes Goodman LLP its independence in providing audit services to us. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee

Kenan C. Wright, Chairman

C. Arnold Britt

Alex A. Diffey, Jr.

Joseph H. Kinnarney

Richard A. Urquhart, III

Governance Committee. The Governance Committee held three meetings in 2014. The current members of the Governance Committee are Mary E. Rittling (Chairman), Robert A. Boyette, J. David Branch, Robert C. Clark and E. Reid Teague. Each member of the Governance Committee is “independent” as determined by the Board under the rules and listing standards of the Nasdaq Global Select Market. The primary responsibilities of the Governance Committee are to: (1) identify and recommend qualified individuals to the Board for nomination as members of the Board and its committees; (2) recommend to the Board the slate of director nominees to be elected by our shareholders; (3) recommend directors to be elected by the Board to fill any vacancies on the Board; (4) periodically evaluate the Governance Guidelines; (5) lead the Board in shaping our corporate governance; and (6) oversee the evaluation of the Board and its committees.

The Governance Guidelines comply with certain corporate governance rules of the Financial Industry Regulatory Authority (FINRA) and are applicable to companies whose stock is listed for trading on the Nasdaq Global Select Market. The Governance Guidelines contain various provisions related to the functions of the Board, including: (1) the composition and size of the Board; (2) meeting attendance, meeting preparation requirements and other responsibilities of directors; (3) the composition of Board committees; (4) the role of the Board with respect to management; (5) director orientation and continuing professional development; (6) periodic evaluations of corporate guidelines; and (7) annual self-evaluations with the Governance Committee to determine whether the Board and its committees are functioning effectively and in compliance with the Governance Guidelines. The Governance Guidelines also set forth our retirement policy, which currently provides that no director may stand for election to the Board after his or her 70th birthday except in unusual circumstances approved by the Board. The Governance Committee is responsible for conducting periodic reviews of succession planning for executive officers. The Governance Committee reviewed the Governance Guidelines during 2014 and the Board approved the Governance Guidelines on October 22, 2014 approving certain minor changes made by the Governance Committee. A copy of the Governance Guidelines is available on our website, www.newbridgebank.com, under the heading Investor Relations.

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The Governance Committee has a written Charter. The Governance Committee reviewed its Charter in 2014. The Governance Committee determined that it was discharging its duties as set forth in the Charter and recommended to the Board approval of the Charter. The Board re-approved the Charter on October 22, 2014. A copy of the Charter is available on our website, www.newbridgebank.com, under the heading Investor Relations.

Selection of Nominees for the Board. The Governance Committee generally identifies new director candidates through its network of contacts, but may also engage a professional search firm (though to date no such an engagement has been made). The Board has established a specific set of minimum qualifications or skills that must be met by any individual member of, or nominee to, the Board:

•	the highest ethics, integrity and values;

•	an outstanding personal and professional reputation;

•	professional experience and personal expertise that add value to the work of the Board as a whole;

•	the ability to exercise independent business judgment;

•	freedom from conflicts of interest;

•	demonstrated leadership skills; and

•	the willingness and ability to devote the time necessary to perform the duties and responsibilities of a director.

The Governance Committee will meet to discuss and consider each potential candidate’s qualifications (including whether the candidate is “independent” under applicable rules and listing standards) and consider the candidate’s qualifications in light of the needs of the Board and the Company at that time given the then current mix of director attributes. The Governance Committee then chooses each candidate to be recommended to the Board as a nominee. In the case of an incumbent director, the Governance Committee also considers such director’s overall service to the Company, including the number of meetings attended, level of participation and quality of performance.

The Governance Committee’s policy regarding consideration of candidates recommended by shareholders is set forth in the Company’s Bylaws. If a shareholder desires to recommend a nominee, the shareholder must send a notice to the Secretary of the Company setting forth the following information: (1) the nominee’s name, age, business address, residence address (if known), social security number (if known) and telephone number; (2) the nominee’s principal occupation or employment; (3) the nominee’s qualifications to serve as director; (4) an executed written consent of the nominee to serve as a director of the Company if so elected; (5) the number of shares beneficially owned by each such nominee; (6) the name and record address of the shareholder making the nomination; (7) the class, series, and number of shares owned of record, or beneficially owned, by the shareholder making the nomination; (8) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the nominee; (9) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; and (10) any material interest of the shareholder in the proposed nomination. The Secretary will deliver all such notices to the Governance Committee for review and consideration in accordance with the minimum qualifications described above. The Governance Committee will make a recommendation as to whether such candidate should be nominated for election as a director.

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Compensation Committee. The Compensation Committee held four meetings in 2014. The current members of the Compensation Committee are G. Alfred Webster (Chairman), Robert A. Boyette, Barry Z. Dodson, Mary E. Rittling and Kenan C. Wright. Each member of the Compensation Committee is “independent” as determined by the Board under the rules and listing standards of the Nasdaq Global Select Market. Additionally, each member qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The primary responsibilities of the Compensation Committee are to assist the Board in: (1) determining appropriate compensation levels for our President and CEO and members of the Board; (2) evaluating officer and Board compensation plans, policies and programs; (3) reviewing benefit plans for officers and employees; and (4) producing an annual report on executive compensation for inclusion in our proxy statement.

The Compensation Committee may delegate to the CEO the authority to determine base salaries for all executive officers and employees of the Company and the Bank, other than the CEO. Based on the authority granted by the Compensation Committee, Mr. Ridgill, our CEO, sets the base salaries of those executive officers who report directly to him, namely Mr. Hamadi, Mr. Broadhurst, Mr. Budd and Ms. Hager. In turn, these executive officers are responsible for setting the base salaries of those officers who report directly to them. Mr. Ridgill does not participate in the Compensation Committee’s discussion or decisions regarding his own compensation.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. In 2014, the Compensation Committee retained the services of Pearl Meyer & Partners LLC (“PM&P”), an independent compensation consulting firm, to perform a competitive assessment of the Company’s executive compensation programs. The assignment included a review of compensation practices for the Company’s CEO and his direct reports and covered all aspects of total direct compensation (base salary, cash incentives and long-term incentives) as well as an assessment of the Company’s financial performance and pay alignment, relative to its peers. PM&P provided recommendations for adjustments to base salaries and annual and long-term incentive compensation opportunities. This independent assessment provided the Compensation Committee with information from which to assess the effectiveness of the Company’s compensation programs and make informed compensation decisions.

In addition to reviewing the Company’s executive compensation programs, PM&P assessed the effectiveness of the Company’s annual and long-term incentive plans, and made recommendations to the Compensation Committee designed to improve the ability of the Company to compete with its peer group.

PM&P reported directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee analyzed whether the work of PM&P as a compensation consultant raised any conflict of interest, taking into consideration the following factors, among others: (1) whether PM&P provides other services to the Company; (2) the amount of fees paid to PM&P by the Company, expressed as a percentage of PM&P’s total revenue; (3) PM&P’s policies and procedures that are designed to prevent conflicts of interest; (4) any business or personal relationship of PM&P, or the individual compensation advisors employed by PM&P, with the Company’s executive officers; (5) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (6) whether any Company stock is owned by PM&P or the individual compensation advisors employed by PM&P. The Compensation Committee determined, based on its analysis of the above factors, among others, that the work of PM&P and the individual compensation advisors employed by PM&P as compensation consultants to the Company did not create any conflict of interest.

The Compensation Committee currently administers outstanding equity compensation awards under the following plans: (1) the 1996 Omnibus Stock Incentive Plan (the “1996 Omnibus Plan”); (2) the FNB Omnibus Equity Compensation Plan (the “FNB Omnibus Plan”); (3) the FNB Long Term Stock Incentive Plan (the “FNB Incentive Plan”); (4) the 2004 Comprehensive Benefit Plan; (5) the CapStone NSO Plan; (6) the CapStone Bank 2006 Incentive Stock Option Plan; (7) the Patriot State Bank 2007 Incentive Stock Option Plan; (8) the Patriot State Bank 2007 Nonstatutory Stock Option Plan; (9) the Premier Commercial Bank 2008 Employee Stock Option Plan; and (10) the Premier Commercial Bank 2008 Director Stock Option Plan (collectively, the “Equity Compensation Plans”). Of all these plans, the FNB Incentive Plan is the only plan under which the Compensation Committee may make new grants of equity-based awards. The Compensation Committee selects participants for the FNB Incentive Plan and determines (subject to the terms of the respective plan) the type, timing, pricing, vesting and amount of awards to be granted under those plans. The FNB Incentive Plan expires in 2016, after which the Company will be unable to make any new grants of equity-based awards, unless the Company’s shareholders approve a new equity compensation plan.

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On March 11, 2015, the Compensation Committee reviewed its written Charter. The Compensation Committee determined that it was discharging its duties as set forth in the Charter and recommended the Board re-approve of the Charter. The Board re-approved the Charter on March 18, 2015. A copy of the Charter is available on our website, www.newbridgebank.com, under the heading Investor Relations.

Compensation Committee Interlocks and Insider Participation. No current member of the Compensation Committee is or has been an employee of the Company or any of our subsidiaries. None of our executive officers serve on the compensation committee or as a director of another entity of which an officer or director of such other entity serves on our Compensation Committee.

Compensation Committee Report. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management and has recommended that it be included in this Proxy Statement and our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2014.

Compensation Committee

G. Alfred Webster, Chairman

Robert A. Boyette

Barry Z. Dodson

Mary E. Rittling

Kenan C. Wright

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis provides information with respect to the compensation paid during the year ended December 31, 2014 to our President and CEO, Pressley A. Ridgill, our CFO, Ramsey K. Hamadi, and David P. Barksdale, Spence H. Broadhurst, William W. Budd, Jr. and Robin S. Hager (together, our “named executive officers”).

Compensation Committee Processes and Procedures. The Compensation Committee assists the Board in determining appropriate compensation levels for the members of the Board and our named executive officers. It also has strategic and administrative responsibility for a broad range of compensation issues. It seeks to ensure that we compensate key management employees effectively and in a manner consistent with the Compensation Committee’s stated compensation strategy and relevant requirements of various regulatory entities. A part of these responsibilities is overseeing the administration of executive compensation and employee benefit plans, including the design, selection of participants, establishment of performance measures, and evaluation of awards pursuant to our annual and long-term incentive programs.

Executive Compensation Philosophy. Our executive compensation program has been designed as an active management tool that directs and rewards specific results. The primary objective of the program is to reinforce the strategic goals that management and the Board have developed by directly aligning specific, targeted levels of performance with specific levels of compensation. The impact of performance on pay is intended to be clear, direct and easy to understand.

The executive compensation program is founded upon the idea that a strong, performance-oriented compensation program, which is generally consistent with the practices of our peers, is a key ingredient in becoming a leading performer among financial institutions of similar size, and is, therefore, in the best interests of shareholders. We also believe that a performance-based compensation program is vital to attracting and retaining highly talented and motivated executives to lead the Company.

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Overview of the Compensation Program. Except as otherwise discussed in this section, our executive compensation program consists of the following elements: base salary; cash bonuses under the NewBridge Bank Executive Incentive Plan; grants of stock awards under our Equity Compensation Plans; matching contributions under the 401(k) Plan; retirement benefits under the NewBridge Bank Employees’ Pension Plan (the “Pension Plan”), the FNB Benefit Equivalency Plan (a supplemental executive retirement plan referred to herein as the “Benefit Equivalency Plan”), the NewBridge Bank Supplemental Executive Retirement Plan (the “2014 SERP”) and the NewBridge Bancorp Non-Qualified Deferred Compensation Plan for Directors and Senior Management (the “Deferred Compensation Plan”); employment agreements; universal life insurance benefits; and group life, health and other insurance benefits. The above elements of each named executive officer’s compensation are not inter-related. For example, if vesting standards on restricted stock awards are not achieved, the executive’s base salary is not increased to make up the difference. Similarly, the value of previously granted options is not considered by the Compensation Committee in recommending the other elements of the compensation package. The Compensation Committee has exclusive discretion and authority to grant stock awards under the Equity Compensation Plans to the named executive officers. The Compensation Committee determines the total compensation to be paid to our CEO, Mr. Ridgill. He in turn determines the base salaries of and makes recommendations for other compensation awarded by the Compensation Committee for our other named executive officers. The Compensation Committee also considers the results of the shareholders’ non-binding vote on executive compensation. At the 2014 Annual Meeting of Shareholders, 92% of the votes cast on the proposal voted to approve the compensation of our named executive officers. The Compensation Committee reports its actions to the Board and keeps written minutes of its meetings, which minutes are maintained with the books and records of the Company.

Our executive compensation program is designed to enable us to attract, retain and reward qualified executive officers. The Compensation Committee intends to keep compensation levels competitive with the compensation provided by financial institutions of comparable size (based on total assets). The Compensation Committee’s strategy is to maintain a structure within the executive compensation program that strengthens the links among executive compensation, our performance, individual performance of the executive officers and shareholder interests.

Elements of Compensation. The following discussion describes the elements of our executive compensation program.

Base Salary. Our named executive officers each receive a base salary for their services to the Bank. The base salary for Mr. Ridgill is determined by the Compensation Committee. The base salaries for the other named executive officers are determined by Mr. Ridgill. Although there is no predetermined level at which the Compensation Committee or Mr. Ridgill target salaries, increases are based on an evaluation of the previous year’s performance of the executive, the relative strategic importance of the position, market and general economic conditions and a review of base salaries earned by executive officers within the Company’s peer group. The Compensation Committee and Mr. Ridgill utilize surveys of executive compensation of executive officers serving comparable financial institutions and information provided by compensation consultants in formulating their decisions. In determining base salaries, neither the Compensation Committee nor Mr. Ridgill establish performance thresholds or other measures that directly relate base salaries to operating performance.

NewBridge Bank Executive Incentive Plan. Effective January 1, 2015, the Bank established an incentive plan, the purpose of which is to reward key employees for achieving goals set by the Compensation Committee. The Plan is administered by the Compensation Committee, which typically makes its determinations regarding eligibility, participation, awards, performance criteria, payouts and other terms and conditions within 90 days of the commencement of a performance period. Eligible participants include our President and CEO, and other key employees recommended by him.

Long-Term Incentive Awards. Under the Equity Compensation Plans, the Compensation Committee has the flexibility to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and deferred stock to key employees who, in the judgment of the Compensation Committee, are in a position to materially affect our overall success by reason of the nature and extent of their duties. In deciding upon awards and grants to an executive officer, the Compensation Committee considers a number of factors, including our operating performance, the executive officer’s prior contributions and potential to contribute in the future, and practices of other financial institutions of similar size with respect to comparable awards and grants, although none of these factors is individually determinative.

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During 2012, Mr. Hamadi, Mr. Barksdale, Mr. Budd and Ms. Hager each received 11,568 restricted stock units, Mr. Broadhurst received 7,712 restricted stock units and Mr. Ridgill received 28,920 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as the officer remains employed by the Company at the time of vesting, each award vests as follows: 50% of the restricted stock units were performance-based, measured at the end of a three-year period ending January 1, 2015, based upon the Company’s performance in the following four categories: non accrual loans, return on average assets, efficiency measurement and net interest margin; and the remaining 50% of the restricted stock units will vest on January 1, 2016. On April 29, 2013, pursuant to the rules and regulations imposed on Troubled Asset Relief Program/Capital Purchase Program (“TARP/CPP”) participants, Mr. Ridgill, Mr. Hamadi, Mr. Barksdale, Mr. Budd and Ms. Hager were required to forfeit 25%, or 7,230, 2,892, 2,892, 2,892 and 2,892, respectively, of the restricted stock units granted to them in 2012. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

In January 2013, Mr. Ridgill received 27,843 restricted stock units, Mr. Hamadi received 10,680 restricted stock units, Mr. Barksdale, Mr. Budd and Ms. Hager each received 9,240 restricted stock units, and Mr. Broadhurst received 6,078 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as the officer remains employed by the Company at the time of vesting, each award vests as follows: 50% of the restricted stock units are performance-based, measured at the end of a three-year period ending January 1, 2016, based upon the Company’s performance in the following five categories: net charge offs, non performing assets, return on average assets, core efficiency measurement and asset growth; and 50% of the restricted stock units will vest on January 1, 2016. On April 29, 2013, pursuant to the rules and regulations imposed on TARP/CPP participants, Mr. Ridgill, Mr. Hamadi, Mr. Barksdale, Mr. Budd and Ms. Hager were required to forfeit 25%, or 6,961, 2,670, 2,310, 2,310 and 2,310, respectively, of the restricted stock units granted to them in January 2013. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

In March 2013, Mr. Broadhurst received 2,390 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as Mr. Broadhurst remains employed by the Company at the time of vesting, this award vests as follows: 50% of the restricted stock units are performance-based, measured at the end of a three-year period ending January 1, 2016, based upon the Company’s performance in the following five categories: net charge offs, non performing assets, return on average assets, core efficiency measurement and asset growth; and 50% of the restricted stock units will vest on January 1, 2016. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

In July 2013, Mr. Ridgill received 6,961 restricted stock units, Mr. Hamadi received 2,670 restricted stock units, and Mr. Barksdale, Mr. Budd and Ms. Hager each received 2,310 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as the officer remains employed by the Company at the time of vesting, each award vests as follows: 50% of the restricted stock units are performance-based, measured at the end of a three-year period ending January 1, 2016, based upon the Company’s performance in the following five categories: net charge offs, non performing assets, return on average assets, core efficiency measurement and asset growth; and 50% of the restricted stock units will vest on January 1, 2016. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

In addition, in July 2013, Mr. Ridgill received an additional 7,320 restricted stock units, and Mr. Hamadi, Mr. Barksdale, Mr. Budd and Ms. Hager each received an additional 2,892 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as the officer remains employed by the Company at the time of vesting, each award vests as follows: 50% of the restricted stock units are performance-based, measured at the end of a three-year period ending January 1, 2016, based upon the Company’s performance in the following four categories: non accrual loans, return on average assets, efficiency measurement and net interest margin; and 50% of the restricted stock units will vest on January 1, 2016. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

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During 2014, Mr. Ridgill received 21,488 restricted stock units, Mr. Hamadi received 8,206 restricted stock units, Mr. Barksdale, Mr. Budd and Ms. Hager each received 7,093 restricted stock units, and Mr. Broadhurst received 6,398 restricted stock units, each unit being comprised of the right to receive one share of common stock. So long as the officer remains employed by the Company at the time of vesting, each award vests as follows: 50% of the restricted stock units are performance-based, measured at the end of a three-year period ending January 1, 2017, based upon the Company’s performance in the following five categories: net charge offs, non performing assets, return on average assets, core efficiency measurement and asset growth; and 50% of the restricted stock units will vest on January 1, 2017. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the applicable award agreement.

401(k) Plan. The 401(k) Plan is a tax-qualified defined contribution plan designed to provide eligible employees of the Bank a vehicle for increasing their retirement savings. All Bank employees 18 years of age and older are eligible to participate in the 401(k) Plan on the first day of the month following the employee’s hire date. New employees are eligible for matching contributions on the first day of the quarter following 90 days of service. Named executive officers participate in the 401(k) Plan on the same basis as other eligible employees. Each eligible employee of the Bank may elect to contribute on a pre-tax basis to the 401(k) Plan a minimum of 1% of his or her compensation, up to the maximum allowed by law. Employees are automatically enrolled at 3% of their compensation unless they opt out. The Bank matches an employee’s contribution at 100% of each eligible employee’s pre-tax contributions on the first 3% of contributions and 50% on the next 2% of contributions, with a maximum aggregate match of 4% of the employee’s compensation. The matching contributions for the named executive officers were based on a formula contained in the terms of the 401(k) Plan and were not related the Company’s, the Bank’s or the individual officer’s performance for the year. The maximum match for highly compensated participants was $10,200 in 2014.

Pension Plan. The Pension Plan is a tax-qualified defined benefit retirement plan that was designed to attract and reward employees for their service in a tax efficient manner. Prior to the merger between Lexington State Bank (“LSB Bank”) and FNB Southeast in 2007 and the freezing of the Pension Plan (as discussed below), all employees and certain affiliates accrued Pension Plan benefits after attaining the age of 21 and completing one qualifying year of service. Certain employees continue to accrue benefit amounts. Contributions to the Pension Plan are computed on an actuarial basis.

Normal Retirement Benefits under the Pension Plan are as follows:

•	For participants who were (1) employed by LSB Bank prior to the merger of FNB Southeast into LSB Bank in 2007 and (2) participated in the Lexington State Bank Employees’ Pension Plan (the “LSB Pension Plan”), the normal retirement benefit at age 65 is an amount payable monthly for life equal to one-twelfth of the sum of (a) 0.9% of final average compensation multiplied by the years of credited service with the Bank and certain affiliates not to exceed 40 years, plus (b) 0.65% of final average compensation in excess of social security “covered compensation” multiplied by the years of credited service with the Bank and certain affiliates not to exceed 35 years. Former LSB Bank participants who have at least 30 years of vesting service may receive an unreduced normal retirement benefit beginning at age 62.

•	For participants who were (1) employed by the Bank prior to the 2007 merger and (2) participated in FNB Southeast Pension Plan (the “FNB Pension Plan”), the normal retirement benefit at age 65 is an amount payable monthly for life equal to one-twelfth of the sum of (a) 1.25% of final average compensation multiplied by the years of credited service with FNB Southeast and certain of its affiliates prior to 2007 plus (b) 1.0% of final average compensation multiplied by the years of credited service after 2006 with the Bank and certain affiliates, plus (c) 0.65% of final average compensation in excess of social security “covered compensation” multiplied by the years of credited service with the Bank and certain affiliates not to exceed 35 years.

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•	For both groups, final average compensation is the average of the participant’s five highest consecutive calendar years of compensation paid during the ten calendar years preceding retirement. Compensation for any calendar year includes total salary, wages, bonuses and incentive compensation, but excludes fringe benefits, income attributable to the exercise of stock options or other forms of equity compensation, and amounts in excess of applicable limits imposed by the Internal Revenue Service (“IRS”).

Effective December 31, 2006, the LSB Pension Plan was frozen for all participants with less than 30 years of service. Effective July 15, 2007, the FNB Pension Plan was frozen for all participants other than those who were age 55 or older with at least ten years of service as of the freeze date. Effective December 31, 2008, the FNB Pension Plan was merged into the LSB Pension Plan and renamed the NewBridge Bank Employees’ Pension Plan, which is referred to in this Proxy Statement as the Pension Plan. See the Pension Plans discussion under “Employee Benefit Plans” in the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

Benefit Equivalency Plan. The Benefit Equivalency Plan is a non-qualified supplemental retirement benefit plan for certain executive officers. Any individual or group (class) of employees who is a member of senior management and has been deemed to be eligible to participate by the Board or the Compensation Committee may participate in the Benefit Equivalency Plan. The amount of annual retirement benefit payable is calculated as described in the footnotes to the Pension Benefits Table.

The Benefit Equivalency Plan was frozen in 2008 with the effect that no new participants are eligible to participate in the Plan, no additional service benefits may accrue under the Plan, and benefits already accrued under the Plan continue to be maintained in the Plan in accordance with its terms. Mr. Barksdale and Ms. Hager did not participate in the Benefit Equivalency Plan. Mr. Hamadi was not eligible to participate in the Benefit Equivalency Plan as he was not employed by the Company until 2009. Mr. Broadhurst was not eligible to participate in the Benefit Equivalency Plan as he was not employed by the Company until 2011. Mr. Ridgill and Mr. Budd were participants in the Benefit Equivalency Plan prior to the decision to freeze the Plan. Mr. Ridgill’s benefits in the Plan were vested at December 31, 2007. As such, his benefits continue to be payable under the provisions of the Plan. Mr. Budd’s benefits in the Plan were not vested as of December 31, 2007, and therefore, he does not have any benefits payable under the Plan. No service benefits were accrued during the fiscal year ended December 31, 2014.

2014 SERP. Effective September 1, 2014, the Bank established a non-qualified supplemental retirement plan. The purpose of the 2014 SERP is to attract, retain and reward a select group of management and highly-compensated employees by providing participants with nonqualified supplemental retirement benefits while at the same time minimizing the financial impact on the Company’s earnings. During 2014, only Mr. Ridgill participated in the 2014 SERP. Mr. Ridgill’s Participation Agreement provides for an annual retirement benefit of $200,000, payable over a period of ten years, commencing upon the later of (1) retirement age, which is the later of Mr. Ridgill’s 65th birthday and the fifth anniversary of the Participation Agreement, and (2) the termination of Mr. Ridgill’s employment. Mr. Ridgill’s interest in the 2014 SERP retirement benefit vests over a five-year period. As of December 31, 2014, Mr. Ridgill was not vested in any retirement benefits under the 2014 SERP. The 2014 SERP provides for accelerated vesting and payment of the retirement benefit in certain circumstances. See “Potential Payments upon Termination or Change in Control” for additional information.

Deferred Compensation Plan. Our directors and named executive officers are entitled to participate in the Deferred Compensation Plan. This Plan permits directors to elect to defer Board retainers and fees, and permits named executive officers to elect to defer compensation. During 2014, Messrs. Hamadi, Broadhurst and Budd participated in this Plan.

Under the Deferred Compensation Plan, the deferred compensation of a participant is paid to a trust and credited to the participant’s account. The participant may direct the trustee to invest deferred amounts and earnings in specific mutual funds and/or shares of our common stock. The amount credited to a participant’s account generally is to be paid to that participant upon his or her death, disability or retirement, a change of control (as defined in the Deferred Compensation Plan) or upon the participant’s cessation of service with the Company (in which case the participant may receive the payment in a lump sum or over a number of previously elected years).

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Clawback Policy. The Board has adopted a policy covering all current and future employee incentive plans, providing for the recovery or “clawback” by the Company of any bonus payment if the bonus payment was based on materially inaccurate financial statements (which includes, but is not limited to, statements of earnings, revenues, or gains) or any other materially inaccurate performance metric criteria.

Employment Agreements. We have entered into an employment agreement with each of our named executive officers (collectively, the “Employment Agreements”) and certain other employees of the Bank.

In 2012, Mr. Ridgill entered into an Employment and Change of Control Agreement with the Company and the Bank which became effective on January 1, 2013 (the “2013 Ridgill Agreement”). The 2013 Ridgill Agreement provided for a term of three years and an initial base salary of $464,063 per year. On August 21, 2014, Mr. Ridgill entered into an Amended and Restated Employment and Change of Control Agreement with the Company and the Bank (the “2014 Ridgill Agreement”) which replaced the 2013 Ridgill Agreement, effective September 1, 2014. The 2014 Ridgill Agreement provides for an initial term of three years and an initial base salary of $550,000 per year. Annually on the anniversary of the 2014 Ridgill Agreement, the initial term will be automatically extended by an additional 12 months, unless either the Company or Mr. Ridgill gives written notice of non-extension no less than 90 days prior to the applicable anniversary date. Pursuant to both the 2013 Ridgill Agreement and 2014 Ridgill Agreement, Mr. Ridgill receives an annual automobile allowance of $15,000, and is reimbursed automobile operating expenses.

In 2012, Mr. Hamadi entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2012 Hamadi Agreement”). The 2012 Hamadi Agreement provided for a term of three years ending on March 29, 2015 and an initial base salary of $260,000 per year. On February 6, 2015, Mr. Hamadi entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2015 Hamadi Agreement”) which replaced the 2012 Hamadi Agreement, effective March 30, 2015. The 2015 Hamadi Agreement provides for a term of three years ending on March 29, 2018 and an initial base salary of $ 310,000 per year.

In 2012, Mr. Barksdale entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2012 Barksdale Agreement”). The 2012 Barksdale Agreement provided for a term of three years ending on January 27, 2015 and an initial base salary of $225,000 per year. On January 30, 2015, Mr. Barksdale resigned from the Company and the Bank to accept the responsibilities of CEO at another financial institution.

In 2013, Mr. Broadhurst entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2013 Broadhurst Agreement”). The 2013 Broadhurst Agreement provides for a term of three years ending on March 20, 2016 and an initial base salary of $222,600 per year.

In 2013, Mr. Budd entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2013 Budd Agreement”). The 2013 Budd Agreement provides for a term of three years ending on March 4, 2016 and an initial base salary of $231,000 per year.

In 2013, Ms. Hager entered into an Employment and Change of Control Agreement with the Company and the Bank (the “2013 Hager Agreement”). The 2013 Hager Employment Agreement provides for a term of three years ending on July 31, 2016 and an initial base salary of $231,000 per year.

Each of the Employment Agreements provide for a number of benefits also offered to senior management, including participation in various compensation plans, including, but not limited to, long-term incentive plans, stock option, stock grant and similar plans.

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BOLI Policies. The Compensation Committee has approved the purchase of bank-owned life insurance (“BOLI”) policies to help offset the cost of providing affordable and comprehensive benefits to employees. These policies cover the lives of certain key management employees, including our named executive officers. Under these policies, upon the death of a covered employee, providing the employee is employed by the Bank on the date of death, the employee's beneficiary will receive a specified death benefit from the proceeds of the policies.

Other Benefits. Executive officers are entitled to participate in fringe benefit plans offered to employees including health and dental insurance plans and life, accidental death and dismemberment and long-term disability plans. In addition, the Bank has paid country club dues for Messrs. Ridgill, Barksdale, Broadhurst and Budd.

Summary Compensation Table. The following table shows, for the fiscal years indicated, the cash compensation we paid, as well as certain other compensation paid or accrued for those years, to our named executive officers for services in all capacities.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)	Bonus($)(2)(3)	Stock Awards($)(4)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation($)(5)	All Other Compensation($)(6)	Total($)

Pressley A. Ridgill	2014	532,500	142,987	154,499	—	54,638	62,626	947,250
President and CEO	2013	487,409	231,778	264,096	—	106,300	68,962	1,158,545
	2012	456,445	—	112,499	—	67,246	55,765	691,995

Ramsey K. Hamadi	2014	302,500	54,225	59,001	—	—	10,785	426,511
CFO	2013	279,833	88,958	102,346	—	—	10,564	481,701
	2012	257,375	—	45,000	—	—	10,285	312,660

David P. Barksdale	2014	262,500	35,269	50,999	—	—	16,850	365,618
Chief Strategy Officer	2013	242,000	79,500	91,978	—	3,900	16,138	433,516
	2012	227,750	—	45,000	—	3,029	15,359	291,138

Spence H. Broadhurst (1)	2014	250,000	44,400	46,002	—	—	17,193	357,595
Chief Banking Officer	2013	221,838	55,460	44,515	—	—	13,114	334,927

William W. Budd, Jr.	2014	262,500	47,025	50,999	—	—	15,146	375,670
Chief Credit Officer	2013	242,000	60,500	91,978	—	—	10,213	404,691
	2012	227,750	—	45,000	—	—	9,516	282,266

Robin S. Hager	2014	262,500	47,025	50,999	—	—	11,051	371,575
Chief Administrative Officer	2013	242,000	60,500	91,978	—	2,600	10,291	407,369
	2012	227,750	—	45,000	—	1,971	9,611	284,332

(1)	Mr. Broadhurst did not become a named executive officer until March 20, 2013. As such, only compensation for the years ending December 31, 2013 and 2014 is shown above.
(2)	For 2013, the amounts reported for Messrs. Ridgill, Hamadi and Barksdale include a cash bonus equal to $49,000, $19,000 and $19,000, respectively, for the successful acquisition and integration of Security Savings Bank, SSB. Also for 2013, Messrs. Ridgill, Hamadi, Barksdale, Broadhurst and Budd, and Ms. Hager were each awarded a cash bonus equal to $182,778, $69,958, $60,500, $55,460, $60,500 and $60,500, respectively, for meeting certain goals tied to the Company’s 2013 Profit Plan.
(3)	For 2014, Messrs. Ridgill, Hamadi, Barksdale, Broadhurst and Budd, and Ms. Hager were each awarded a cash bonus equal to $142,987, $54,225, $47,025, $44,400, $47,025 and $47,025, respectively, for meeting certain goals tied to the Company’s 2014 Profit Plan (the “2014 Performance Bonus”). Seventy-five percent (75%) of the 2014 Performance Bonus was paid in January 2015. The remaining balance of the 2014 Performance Bonus will be paid, at a later date to be determined by the Compensation Committee, to those named executive officers who continue to be employed by the Company at such time. Mr. Barksdale resigned from the Company on January 30, 2015, and therefore he will not receive the balance of the 2014 Performance Bonus. Except for Mr. Barksdale, the amounts disclosed assume that each officer will receive the remaining balance of the 2014 Performance Bonus.
(4)	The amounts reported represent the aggregate fair value of the restricted stock units granted to the respective recipient on the date of grant under Financial Accounting Standards Board ASC Topic 718 (“Topic 718”). The fair market value of each restricted stock unit granted to each named executive officer in 2014 was $7.19. The fair market value of each restricted stock unit granted to each named executive officer was $5.00, $5.91 and $8.80 on January 16, 2013, March 6, 2013 and July 24, 2013, respectively. The fair market value of each restricted stock unit granted to each named executive officer in 2012 was $3.89. The conditions underlying the restricted stock units are based on time and performance. See the Grants of Plan-Based Awards Table for additional information.
(5)	Represents the aggregate change in the actuarial present value of the officer’s accumulated benefit under all defined benefit pension plans for the year. For the fiscal years ended December 31, 2012 and 2014, the amounts attributable to Mr. Barksdale were $(337) and $(2,900), respectively, and for Ms. Hager, $(58) and $(1,900), respectively. See Note 17 to the Consolidated Financial Statements included in our Annual Reports on Form 10-K for the years ended December 31, 2013 and 2014.
(6)	The amounts reported in “All Other Compensation” are comprised of the items listed in the following table:

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Name and Principal Position	Year	Employer 401(k) Match($)(1)	Car Allowance($)	Country Club Dues($)	BOLI($)(2)	Director Fees(3)

Pressley A. Ridgill	2014	10,400	15,000	6,690	1,536	29,000
President and CEO	2013	10,200	15,000	6,360	1,402	36,000
	2012	10,000	15,000	6,120	1,145	23,500

Ramsey K. Hamadi	2014	10,400	—	—	385	—
CFO	2013	10,200	—	—	364	—
	2012	10,000	—	—	285	—

David P. Barksdale	2014	10,400	—	5,897	553	—
Chief Strategy Officer	2013	9,680	—	5,940	518	—
	2012	9,125	—	5,850	384	—

Spence H. Broadhurst	2014	10,000	—	7,193	—	—
Chief Banking Officer	2013	8,874	—	4,240	—	—

William W. Budd, Jr.	2014	10,400	—	4,158	588	—
Chief Credit Officer	2013	9,680	—	—	533	—
	2012	9,110	—		406	—

Robin S. Hager	2014	10,400	—	—	651	—
Chief Administrative Officer	2013	9,680	—	—	611	—
	2012	9,129	—	—	482	—

(1)	The maximum match for highly compensated participants in the 401(k) Plan was $10,400 for 2014, $10,200 for 2013, and $10,000 for 2012.
(2)	Represents amounts imputed as income to each named executive officer.
(3)	See “Director Compensation” for a breakdown of the amounts earned by Mr. Ridgill for his services on the Board and the Bank Board.

Grants of Plan-Based Awards

The following table shows certain information for those grants of plan-based awards that we made to each named executive officer during the fiscal year ended December 31, 2014.

GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold (#)	Target (#)		Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Pressley A. Ridgill	January 15, 2014	—	21,488	(1)	—	—	—	—	154,499

Ramsey K. Hamadi	January 15, 2014	—	8,206	(1)	—	—	—	—	59,001

David P. Barksdale	January 15, 2014	—	7,093	(1)	—	—	—	—	50,999

Spence H. Broadhurst	January 15, 2014	—	6,398	(1)	—	—	—	—	46,002

William W. Budd, Jr.	January 15, 2014	—	7,093	(1)	—	—	—	—	50,999

Robin S. Hager	January 15, 2014	—	7,093	(1)	—	—	—	—	50,999

(1)	So long as such named executive officer remains employed by the Company at the time of vesting, each award will vest as follows: 50% of the restricted stock units will vest subject to the achievement of certain performance-based measures, calculated at the end of a three-year period (i.e., January 1, 2017), and 50% of the restricted stock units will vest on January 1, 2017. All unvested restricted stock units will become vested and nonforfeitable upon a change in control as set forth in the 2004 Comprehensive Benefit Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information for those outstanding equity awards at December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Equity Incentive Plan Awards Number Of Unearned Shares, Units or Other Rights That Have Not Vested(#)		Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(9)
Pressley A. Ridgill	14,712		—	16.93	1/03/2015	21,488	(5)	187,160
	32,099		—	15.42	10/20/2015	7,230	(6)	62,973
						6,961	(7)	60,630
						20,882	(7)	181,882
						21,690	(6)	188,920
						4,178	(8)	36,390

Ramsey K. Hamadi	—		—	—	—	8,206	(5)	71,474
						2,892	(6)	25,189
						2,670	(7)	23,256
						8,010	(7)	69,767
						8,676	(6)	75,568
						1,638	(8)	14,267

David P. Barksdale	3,000	(2)	—	17.65	12/20/2015	7,093	(5)	61,780
	3,000	(3)	—	17.10	12/11/2016	2,892	(6)	25,189
						2,310	(7)	20,120
						6,930	(7)	60,360
						8,676	(6)	75,568
						1,638	(8)	14,267

Spence H. Broadhurst	—		—	—	—	6,398	(5)	55,727
						8,468	(7)	73,756
						7,712	(6)	67,172

William W. Budd, Jr.	5,350		—	13.64	1/25/2017	7,093	(5)	61,780
						2,892	(6)	25,189
						2,310	(7)	20,120
						6,930	(7)	60,360
						8,676	(6)	75,568
						2,185	(8)	19,031

Robin S. Hager	535		—	15.42	10/20/2015	7,093	(5)	61,780
	5,000	(4)	—	9.82	1/22/2018	2,892	(6)	25,189
						2,310	(7)	20,120
						6,930	(7)	60,360
						8,676	(6)	75,568
						2,185	(8)	19,031

(1)	Amounts and exercise prices have been adjusted to reflect the merger of FNB into the Company. Any options that were not fully vested as of July 31, 2007 were accelerated and became fully vested as a result of the merger.
(2)	Options granted on December 20, 2005, vesting 20% each year for five years, became fully vested on December 20, 2010.
(3)	Options granted on December 11, 2006, vesting 20% each year for five years, became fully vested on December 11, 2010.
(4)	Options granted on January 22, 2008, vesting 25% each year for four years, became fully vested on January 31, 2012.
(5)	The restricted stock units vest as follows: (i) up to 50% on January 1, 2017, subject to the satisfaction of certain performance metrics, and (ii) 50% on January 1, 2017, and in each case subject to the recipient’s continued employment through the applicable vesting date.

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(6)	The restricted stock units vest as follows: (i) up to 50% on January 1, 2015, subject to the satisfaction of certain performance metrics, and (ii) 50% on January 1, 2016, and in each case subject to the recipient’s continued employment through the applicable vesting date.
(7)	The restricted stock units vest as follows: (i) up to 50% on January 1, 2016, subject to the satisfaction of certain performance metrics, and (ii) 50% on January 1, 2016, and in each case subject to the recipient’s continued employment through the applicable vesting date.
(8)	The restricted stock units vested on January 1, 2015.
(9)	Represents the fair market value on December 31, 2014 of $8.71 per share.

Option Exercises and Stock Vested

The following table shows certain information for those options that were exercised and restricted stock units that vested for each named executive officer during the fiscal year ending December 31, 2014.

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Pressley A. Ridgill	—	—	4,176	31,028	(1)

Ramsey K. Hamadi	—	—	1,638	12,170	(1)

David P. Barksdale	—	—	1,638	12,170	(1)

Spence H. Broadhurst	—	—	—	—

William W. Budd, Jr.	—	—	2,184	16,227	(1)

Robin S. Hager	—	—	2,184	16,227	(1)

(1)	Represents the fair market value on January 1, 2014, the day the shares vested, of $7.43 per share.

Pension Benefits

The following table shows, for the fiscal year ended December 31, 2014, the pension benefits paid or earned by Messrs. Ridgill, Barksdale and Budd, and Ms. Hager. Messrs. Hamadi and Broadhurst were not eligible to participate in any of the pension plans.

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit($)	Payments During Last Fiscal Year

Pressley A. Ridgill	Pension Plan(1)	7	264,500	—
	Benefit Equivalency Plan(2)	7	387,200	—
	2014 SERP(3)	0	90,038	—
				—
David P. Barksdale	Pension Plan(1)	2	15,800

William W. Budd, Jr.	Benefit Equivalency Plan(2)	1	—	—

Robin S. Hager	Pension Plan(1)	2	11,300	—

(1)	As to the Pension Plan:

(a)	Eligibility Requirements: Prior to the freezing of the former LSB Pension Plan and the former FNB Pension Plan, each employee became a participant on the Plan Entry Date on or next following the attainment of age 21 years and completion of one year of service.
(b)	The annual retirement benefit payable as a Life Annuity commencing at age 65 is calculated as follows:

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(i)	*% of Final Average Compensation multiplied by Years of Credited Service (max 40 years) (*0.9% for the former LSB Pension Plan and 1.25% for the former FNB Pension Plan), plus
(ii)	0.65% of Final Average Compensation in excess of Covered Compensation multiplied by Years of Credited Service (max 35 years). Final Average Compensation equals average of the highest five consecutive Plan Years’ Compensation out of the last 10 Plan Years in which a Year of Credited Service was earned. Covered Compensation equals the average of Social Security Taxable Wage Base for the 35-year period ending at the participant’s Social Security Retirement Age.
(c)	Credited Service: Service equals total Years of Service with the employer. A Year of Service is credited for each Plan Year in which an Employee works at least 1,000 hours. Credited Service (shown above) is used to determine a participant’s benefit amount, and was frozen at the respective plan freeze dates. Vesting Service is used to determine benefit eligibility, and is defined similarly to Credited Service, but is not frozen. As of December 31, 2014, Mr. Ridgill has 14 Years of Vesting Service, Mr. Barksdale has 10 Years of Vesting Service, and Ms. Hager has 9 Years of Vesting Service.
(d)	Compensation included in the above formula includes the total compensation received by the participant for the prior Plan Year, including any amounts deferred under a qualified 401(k), 403(b), or 125 Plan. Excluded are amounts for other fringe benefits, reimbursements for expenses, automobile allowances, taxable values of employer-paid group term life insurance, and any other special forms of payment. Also excluded are any amounts in excess of applicable limits imposed by the IRS.
(e)	Early Retirement: Eligibility is contingent upon the attainment of age 55 and the completion of 10 Years of Vesting Service. A participant may retire on the first day of any month following attainment of eligibility. The amount of the monthly Early Retirement Benefit is the participant’s Accrued Benefit reduced to reflect the early commencement of payments. The reduction is 1/180th for each of the first 60 months and 1/360th for each of the next 60 months by which the benefit commences prior to Normal Retirement Date. For participants from the former LSB Pension Plan, the following additional conditions apply to Early Retirement: (i) if the participant has at least 20 Years of Vesting Service, the early retirement reduction is 5% for each of the first 5 years and (approximately) 3% per year for each of the next 5 years by which the benefit commences prior to Normal Retirement Date, (ii) if the participant is at least age 60 with at least 25 Years of Vesting Service at the early retirement date, the early retirement reduction is 4% per year prior to age 65, and (iii) if the participant is at least age 62 with at least 30 Years of Vesting Service, the early retirement reduction is zero.
(f)	The former LSB Pension Plan was frozen effective December 31, 2006 for all employees with less than 30 Years of Credited Service. Under the freeze, the benefit for affected employees will not be subject to additional service or compensation increases after December 31, 2006. Certain other participants had their benefit frozen effective December 31, 2008. The former FNB Pension Plan was frozen effective July 15, 2007. Mr. Barksdale is a participant from the former LSB Pension Plan. Mr. Ridgill and Ms. Hager are participants from the former FNB Pension Plan.
(g)	The Present Value of the Accumulated Benefit is based on the accrued benefit at December 31, 2014, and the actuarial assumptions used by the Pension Plan for a hypothetical lump sum payment. At December 31, 2014, these assumptions include discount rates based on market conditions and longevity based on the RP-2000 Combined Mortality Table projected to 2014. The actual discount rates used are as issued by the IRS and include rates graded by duration; accordingly, the Present Value of Accumulated Benefit (shown above) is sensitive to both the absolute value of the graded rates and the length of time between measurement (December 31, 2014) and each participant’s age 65. If these actual graded rates were converted to a single weighted average for comparison, the approximate rate would be: for Mr. Ridgill, 4.60%, for Mr. Barksdale, 5.25%, for Ms. Hager, 5.20%. These average rates differ by individual according to his/her age.

(2)	As to the Benefit Equivalency Plan:

(a)	Eligibility Requirements: Any individual or group (class) of employees who are members of senior management and have been deemed to participate by the Board or the Compensation Committee.
(b)	The amount of annual retirement benefit payable according to the normal form of payment chosen is calculated as follows:
•	3.25% of Final Average Compensation, multiplied by Years of Credited Service prior to January 1, 2007, plus
•	3.00% of Final Average Compensation multiplied by Years of Credited Service after January 1, 2007 (maximum of 65%), less
•	Benefit from the FNB Pension Plan, less
•	50% of Social Security Benefit
(c)	Compensation included in the above formula includes the total compensation received by the Participant for the prior Plan Year, including bonuses, overtime and commissions and any amount deferred under a qualified 401(k), 403(b) or 125 Plan. Excluded are amounts for other fringe benefits, reimbursements for expenses, automobile allowances, taxable values of employer-paid group term life insurance, and any other special forms of payments.
(d)	The Benefit Equivalency Plan was frozen in 2008 with the effect that no new participants are eligible to participate in the Plan, no additional service benefits may accrue under the Plan, and benefits already accrued under the Plan continue to be maintained in the Plan in accordance with its terms. Mr. Hamadi, Mr. Barksdale and Ms. Hager have not participated in the Plan. Mr. Ridgill and Mr. Budd were participants in the Plan prior to the decision to freeze the Plan. Mr. Ridgill’s benefits in the Plan were vested prior to December 31, 2007. As such, his benefits continue to be payable under the Plan. Mr. Budd’s benefits in the Benefit Equivalency Plan were not vested prior to December 31, 2007, and therefore, he does not have any benefits payable under the Plan.
(e)	The Present Value is determined in the same manner as under the Pension Plan.

(3)	As to the 2014 SERP:

(a)	Eligibility Requirements: A member of a “select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as determined by the Compensation Committee from time to time in its sole discretion.
(b)	A participant’s vested interest in his or her retirement benefit is determined by multiplying the retirement benefit by a fraction, the numerator of which is his or her Years of Service as of the date of determination and the denominator of which is his or her projected Years of Service at Retirement Age, assuming continuous employment through such age.

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(c)	Mr. Ridgill’s Participation Agreement provides for an annual retirement benefit of $200,000, payable over a period of ten years, commencing upon the later of (1) retirement age, which is the later of Mr. Ridgill’s 65th birthday and the fifth anniversary of the Participation Agreement, and (2) the termination of Mr. Ridgill’s employment.
(d)	Mr. Ridgill’s benefits in the 2014 SERP were not vested prior to December 31, 2014.
(e)	The Present Value is the lump sum equivalent of the participant’s unpaid retirement benefit as of any determination date, assuming benefit commencement at the later of (1) retirement age or (2) the determination date, and discounted to the determination date using an interest rate of 6.0%.

Nonqualified Deferred Compensation

During the year ended December 31, 2014, Messrs. Hamadi, Broadhurst and Budd deferred compensation of $17,500, $23,000 and $23,000, respectively. The other named executive officers elected not to defer any portion of their compensation during the year ended December 31, 2014.

Potential Payments upon Termination or Change in Control

Each of the Employment Agreements provide that in the event the Company terminates the employment of a named executive officers Without Cause (as defined in the Employment Agreements), or the officer terminates his or her employment for Good Reason (as defined in the Employment Agreements), in any such case at the time of or within one year after a “change of control” (as defined in the Employment Agreements), the officer will be entitled to receive the following payments and benefits: (1) the Company will pay the officer the aggregate of the following amounts: (a) the sum of his or her accrued obligations; (b) the greater of his or her base salary, divided by 365 and multiplied by the number of days remaining in the employment period, or an amount equal to 2.99 times his or her base salary; and (c) the product of his or her aggregate cash bonus for the last completed fiscal year, and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination, and the denominator of which is 365; (2) for the number of days remaining in the employment period from and after the change of control termination date, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company will continue benefits to the officer and/or his or her family at least equal to those which would have been provided in accordance with applicable benefit plans if his or her employment had not been terminated; provided, however, that if the officer becomes reemployed with another employer and is eligible to receive substantially the same benefits under the other employer’s plans as he or she would receive under the benefit plans, the benefits provided by the Company will be secondary to those provided under such other plans during such applicable period of eligibility; and (3) all options previously granted to the officer that are unvested as of the change of control termination date will be deemed vested, fully exercisable and non-forfeitable as of the change of control termination date (provided, however, that options granted less than six months before the change of control termination date will not be exercisable until the first day subsequent to the six months following their dates of grant) and all previously granted options that are vested, but unexercised, on the change of control termination date will remain exercisable, in each case for the period during which they would have been exercisable absent the termination of his or her employment, except as otherwise specifically provided by the Code; and (4) his or her benefits under all benefit plans that are non-qualified plans will be 100% vested, regardless of his or her age or years of service, as of the change of control termination date.

If the named executive officers were terminated on December 31, 2014, Without Cause or for Good Reason at the time of or within one year after a “change of control”, Mr. Ridgill, Mr. Hamadi, Mr. Barksdale, Mr. Broadhurst, Mr. Budd and Ms. Hager would have been entitled to receive compensation of approximately $2,033,454, $1,067,281, $926,153, $804,132, $926,153, and $926,153, respectively, pursuant to their Employment Agreements. These amounts are calculated based on each officer’s 2014 base salary and bonus as shown in the Summary Compensation Table. In addition, if a “change in control” (as defined in the 2004 Comprehensive Benefit Plan) had occurred on December 31, 2014, all unvested restricted stock units previously granted to each of Mr. Ridgill, Mr. Hamadi, Mr. Barksdale, Mr. Broadhurst, Mr. Budd and Ms. Hager would vest immediately. On December 31, 2014, these unvested restricted stock units had a fair market value of $681,566, $265,254, $243,018, $140,928, $243,018 and $243,018, respectively.

Finally, if Mr. Ridgill were Separated from Service on December 31, 2014, without Cause or for Good Reason within one year of a Change in Control (as each of these terms is defined in the 2014 SERP), he would become fully vested in his retirement benefit under the 2014 SERP, and entitled to receive payment of approximately $1,135,393, representing the present value of the retirement benefit.

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Director Compensation

The following table shows the cash compensation paid by us, as well as certain other compensation paid or accrued for the year, to directors during 2014.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash($)	Option Awards($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)(5)	Total($)

Michael S. Albert(1)	66,000	—	—	—	66,000
Robert A. Boyette(1)	24,250	—	—	—	24,250
J. David Branch(2)	32,000	—	—	—	32,000
C. Arnold Britt(2)	34,000	—	—	—	34,000
Robert C. Clark(3)	37,500	—	—	—	37,500
Alex A. Diffey, Jr.(4)	33,000	—	—	—	33,000
Barry Z. Dodson(1)	47,500	—	—	—	47,500
Donald P. Johnson(2)	35,000	—	—	—	35,000
Joseph H. Kinnarney(2)	33,000	—	—	—	33,000
Michael S. Patterson(1)	25,750	—	—	—	25,750
Pressley A. Ridgill(1)	29,000	—	—	—	29,000
Mary E. Rittling(1)	33,500	—	—	—	33,500
E. Reid Teague(2)	36,500	—	—	—	36,500
Richard A. Urquhart, III(2)	23,750	—	—	—	23,750
G. Alfred Webster(1)	37,500	—	—	—	37,500
Kenan C. Wright(2)	34,000	—	—	—	34,000
Julius S. Young, Jr.(2)	34,000	—	—	—	34,000

(1)    Amount listed represents fees paid in cash.

(2)   Amount listed represents fees deferred pursuant to such director’s participation in the Deferred Compensation Plan.

(3)	Mr. Clark received $18,750 of his fees in cash and deferred fees of $18,750 pursuant to his participation in the Deferred Compensation Plan.

(4)    Mr. Diffey received $16,500 of his fees in cash and deferred fees of $16,500 pursuant to his participation in the Deferred Compensation Plan.

(5)    During 2014, Mr. Patterson also received $429,000 pursuant to the Patterson Release Agreement, and $106,250 pursuant to the Patterson Contractor Agreement. Neither of these payments related to his service as a director of the Company. See “- Related Party Matters” on page 19.

Directors’ Fees and Practices

During 2014, our directors each received an annual retainer of $15,000, paid in quarterly installments. In addition, each director, other than our Chairman, received $1,000 for each Board meeting attended, and $500 for each Board and Bank Board committee meeting attended. Our Chairman, Mr. Albert, received $2,000 for each Board meeting he attended, and $500 for each Board and Bank Board committee meeting he attended. Chairmen of a Board or Bank Board committee received an additional $500 for each committee meeting attended in such capacity. Mr. Ridgill did not receive a fee for attending Board or Bank Board committee meetings. Each director is entitled to participate in the Deferred Compensation Plan.

In previous years, the Compensation Committee has awarded, and the Board approved, payment of a special director fee payable as a contribution by the Company to the Deferred Compensation Plan for the benefit of each director. For the year ended December 31, 2014, the Board elected to forego receipt of any special director fee.

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Equity Compensation Plan Information

The following table sets forth certain information regarding outstanding options and shares for future issuance under the Equity Compensation Plans as of December 31, 2014. Individual equity compensation arrangements are aggregated and included within this table. This table excludes any plan, contract or arrangement that provides for the issuance of options, warrants or other rights that are given to our shareholders on a pro rata basis and any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Code.

			Number of Shares
			Remaining Available
			for Future Issuance
			under Equity
	Number of Shares to be	Weighted Average	Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(excluding shares
	Outstanding Options,	Outstanding Options,	reflected in
	Warrants and Rights	Warrants and Rights	column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans
Approved by Shareholders			472,349
Stock Options	985,071	$7.51
Restricted Stock Units	395,852	-
Equity Compensation Plans Not
Approved by Shareholders	-	-	-
Total	1,380,923	$5.36	472,349

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Shareholder Return Performance Presentation

FIVE-YEAR STOCK PERFORMANCE TABLE

The following graph compares the cumulative total shareholder return on our common stock with the S&P 500 Index (U.S.) and the SNL Southeast Bank Index. The graph assumes that $100 was originally invested on December 31, 2009, and that all subsequent dividends were reinvested in additional shares.

NEWBRIDGE BANCORP

Comparison of Cumulative Total Shareholder Return

Years Ended December 31

	2009	2010	2011	2012	2013	2014
NewBridge Bancorp	100	212	174	209	334	392
SNL Southeast Bank Index(1)	100	97	57	94	128	144
S&P 500 Index	100	115	117	136	180	205

1 The SNL Southeast Bank Index is comprised of a peer group of 89 bank holding companies headquartered in Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, whose common stock is traded on the NYSE, NYSE Amex or NASDAQ stock exchanges. The total five year return was calculated for each of the bank holding companies in the peer group taking into consideration changes in stock price, cash dividends, stock dividends and stock splits since December 31, 2009. The individual results were then weighted by the market capitalization of each company relative to the entire peer group. The total return approach and the weighting based upon market capitalization are consistent with the preparation of the S&P 500 total return index.

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Proposal 2

APPROVAL OF THE

2015 LONG-TERM STOCK INCENTIVE PLAN

General

On March 18, 2015, the Board adopted the 2015 Long-Term Stock Incentive Plan (referred to in this section as the “2015 Plan”) to replace the 2004 Comprehensive Benefit Plan, which expired during 2014, and directed that the 2015 Plan be submitted to our shareholders for approval. Currently, the FNB Incentive Plan is the only plan under which the Compensation Committee may make new grants of equity-based awards to the Company’s employees and directors. The FNB Incentive Plan expires in 2016, after which the Company will be unable to make any new grants of equity-based awards, unless the Company’s shareholders approve a new equity compensation plan.

The 2015 Plan, which is an equity compensation plan, will not become effective unless approved by the Company’s shareholders. The purpose of the 2015 Plan is to further and promote the interests of the Company and its shareholders by enabling the Company, its subsidiaries and related entities, including the Bank, to attract, retain and motivate key employees and directors, and to align their interests with those of the Company’s shareholders. Additionally, the 2015 Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a unified perspective among participants serving the Company in differing capacities and areas of focus. To do so, the 2015 Plan offers a variety of equity-based incentive awards and opportunities to provide key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company. Grants or awards of equity-based compensation under the 2015 Plan are sometimes referred to herein as “Awards”.

The Board wants to have available the means to attract new talent and retain current personnel as the Company and the Bank continue to grow. Key employees who are officers or managers of the Company, its subsidiaries and/or its related entities who are responsible for the management, growth and protection of the business of the Company, its subsidiaries and/or its related entities and whose performance or contribution, in the sole discretion of the Compensation Committee, benefits or will benefit the Company in a significant manner will be eligible for Awards. Non-employees (e.g., those with third party relationships such as non-employee directors of the Company and/or its subsidiaries) will also be eligible for Awards under the 2015 Plan.

It is anticipated that approximately 27 employees and 17 directors will be eligible to participate in the 2015 Plan. The Compensation Committee plans to make Awards after receipt of shareholder approval; however, the value of the benefits or amounts that will be received by or allocated to the participants under the 2015 Plan are not determinable. Nor is it determinable what benefits or amounts would have been received by or allocated to participants during the fiscal year ended December 31, 2014 had the 2015 Plan then been in effect. On December 31, 2014, the closing price for the Company’s common stock on the Nasdaq Global Select Market was $8.71.

The 2015 Plan will be administered by the Compensation Committee, which is comprised of not less than three directors who are considered “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, “outside directors” pursuant to Section 162(m) of the Code, and “independent” as that term is defined by the relevant stock exchange on which the Company’s common stock is then listed. Subject to the terms of the 2015 Plan and applicable law, the Compensation Committee (or its delegate) and/or the Board will have full power and authority to: (1) designate participants; (2) determine the type or types of Awards to be granted to each participant; (3) determine the number of shares of the Company’s common stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (4) determine the terms and conditions of any Award; (5) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of the Company’s common stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (6) determine whether, to what extent and under what circumstances cash, shares of the Company’s common stock, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (7) amend terms or conditions of any outstanding Awards, including without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, provided, however, that except as provided in the 2015 Plan, the Committee may not accelerate the vesting of an Award to a date which is less than one year following the grant date of such Award; (8) correct any defect, supply any omission and reconcile any inconsistency in the 2015 Plan or any Award, in the manner and to the extent it deems desirable to carry the 2015 Plan into effect; (9) interpret and administer the 2015 Plan and any instrument or agreement relating to, or Award made under, the 2015 Plan; (10) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it deems appropriate for the proper administration of the 2015 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (11) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2015 Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

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Each grant of an Award will be evidenced by a written agreement and/or other instrument in such form and containing such terms and conditions consistent with the 2015 Plan as the Compensation Committee may determine (“Award Agreement”). If this Proposal 2 is approved by our shareholders, the number of shares of common stock available under the 2015 Plan for making of Awards will be 1,000,000 shares, subject to appropriate recapitalization adjustments.

The following description of the 2015 Plan is a summary of its terms and is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached hereto as Appendix A.

Awards That May Be Granted

Eligible employees will be eligible for Awards of non-qualified stock options (“NSOs”), incentive stock options (“ISOs”), rights to receive shares of common stock at a future date or dates (“Restricted Stock Units”), restricted shares of the Company’s common stock (“Restricted Stock”), and/or performance units having a designated value (“Performance Units”). Non-employees (including non-employee directors) will be eligible for Awards of NSOs, Restricted Stock Units and/or Restricted Stock. Except with respect to Awards then outstanding, unless sooner terminated, all Awards must be granted or awarded on or before the 10th anniversary of the date on which the 2015 Plan is approved by our shareholders and becomes effective by its terms.

Options. Options granted under the 2015 Plan may be either ISOs (for eligible employees) or NSOs (for eligible employees and non-employees). No ISO may be awarded under the 2015 Plan to any employee who owns more than 10% of the combined total voting power of the Company or any subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied. The exercise price of any ISO or NSO (each, an “Option”) may not be less than 100% of the “fair market value” of a share of common stock on the date of grant, i.e. the closing sales price quoted by the Nasdaq Global Select Market on the date of grant. For any participant who owns 10% or more of the combined total voting power of the Company or any subsidiary, the exercise price of an ISO will not be less than 110% of the “fair market value” of a share of common stock on the date of grant.

Until an Option is exercised, the participant will not have any right to vote, to receive dividends, or to have or exercise any other rights as a shareholder. In addition, upon exercising an Option, the participant will not be entitled to any dividends declared and paid on the underlying shares between the date of grant and the date of exercise.

The Compensation Committee will determine the expiration date of each Option granted; provided, however, that the term of any ISO will not exceed 10 years. For any participant who owns 10% or more of the combined total voting power of the Company or any subsidiary, the term of each ISO will not exceed five years. In the Compensation Committee’s discretion, it may specify the period or periods of time within which each Option will vest and first become exercisable; provided, however, that except as provided in the 2015 Plan, an Option may not vest less than one year from its grant date.

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Each Option granted under the 2015 Plan will terminate upon the expiration date established by the Compensation Committee in the applicable Award Agreement. Otherwise, subject to the terms of the applicable Award Agreement:

•	Upon termination of a participant’s employment, or termination of the term of a non-employee director, non-vested Options will be forfeited unless the termination is due to disability, retirement or death. In the event of disability, retirement or death, the Compensation Committee may, in its discretion and in compliance with applicable law, decide to vest some or all of the non-vested Options.

•	Upon a non-employee director ceasing to be a director other than by reason of disability, retirement or death, vested NSOs may continue to be exercisable for up to 90 days if the Compensation Committee, in its discretion, so decides.

•	Upon termination of a participant’s employment, other than by reason of disability, retirement or death, vested ISOs may continue to be exercisable for up to 30 days if the Compensation Committee, in its discretion, so decides.

•	Upon termination of a participant’s employment by reason of disability, vested ISOs will continue to be exercisable until the earlier of one year and the term of the Option.

•	Upon termination of a participant’s employment by reason of retirement, vested ISOs will continue to be exercisable for three months.

•	Upon the death of a participant, vested Options will continue to be exercisable for one year following such participant’s death (but in no event will vested ISOs be exercisable more than one year from the date of such participant’s termination of employment due to disability or three months from the date of such participant’s termination of employment due to retirement, as applicable).

•	Upon a non-employee director ceasing to be a director or an employee being terminated, in each case by reason of disability or retirement, vested NSOs will continue to be exercisable for the unexpired term of the NSO.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award Restricted Stock and/or Restricted Stock Units (“Restricted Awards”) to eligible employees and non-employees (including non-employee directors). Restricted Awards will vest in the participant in accordance with a vesting schedule established by the Compensation Committee and set forth in the relevant Award Agreement (the “Restriction Period”); provided, however, that except as provided in the 2015 Plan, a Restricted Award may not vest less than one year from its grant date. The Award Agreement will also specify whether the Restricted Award is entitled to voting rights, dividend rights or any other rights during the Restriction Period. Until the expiration of the Restriction Period, and satisfaction of any other applicable restrictions, terms and conditions established by the Compensation Committee, the Restricted Award will be unvested and the participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate the Restricted Award. Except with respect to performance-based restrictions, the Award Agreement may provide that some or all of the shares of common stock subject to the Restricted Award will become free of restrictions and/or may be issued, as applicable, in the event of a participant’s disability, retirement or death during the Restriction Period. Otherwise, upon termination of employment during the applicable Restriction Period, all outstanding Restricted Awards will be forfeited.

Performance Units. The Compensation Committee may award Performance Units to eligible employees under the 2015 Plan. If the applicable performance goals established by the Compensation Committee and set forth in the relevant Award Agreement are satisfied, a participant will be entitled to receive payment of the Performance Units in an amount equal to the designated value of each Performance Unit awarded, times the number of such Performance Units so earned. Payment in settlement of earned Performance Units will be made in cash. Upon termination of employment, all outstanding Performance Units will be forfeited unless the Award Agreement specifically provides otherwise.

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Performance Based Compensation Awards

Awards (other than Options) to certain senior executives will, if the Compensation Committee intends any such Award to qualify as ‘qualified performance based compensation’ under Section 162(m) of the Code, become earned and payable only if pre-established targets relating to one or more performance measures are achieved during a performance period or periods. Such targets may relate to the performance of the Company as a whole, or to one or more business units of the Company, and may be measured over such periods as the Compensation Committee establishes in the applicable Award Agreement. The Compensation Committee may utilize a number of performance measures as set forth in Section 10(b) of the Plan attached hereto as Exhibit A, such measures include, but are not limited to, return, revenue, income/earnings, expense, balance sheet/risk management, cash flow, share price strategic objectives, and other measures such as financial ratios, cost of capital or assets under management, and financing and other capital raising transactions. No more than 125,000 shares of common stock may be earned pursuant to any single performance award.

Changes in Control/Related Entity Dispositions

Subject to certain limited exceptions, in the event of a Change in Control, all outstanding Awards will become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase or forfeiture rights, except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Code Section 280G.

Subject to certain limited exceptions, in the event of a Related Entity Disposition, all outstanding Awards issued to participants who are engaged primarily in service to the related entity will become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to ISOs) and repurchase and forfeiture rights.

A “Change in Control” occurs when there has been (1) a Change of Ownership, (2) a Change in Effective Control, or (3) a Change of Asset Ownership, each within the meaning of Section 409A of the Code. A Change of Ownership occurs on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company. A Change in Effective Control occurs on the date either (1) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 30% or more of the total voting power of the Company’s stock, or (2) a majority of the Board is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Board prior to such election. A Change of Asset Ownership occurs on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

A “Related Entity Disposition” means the sale, distribution, or other disposition by the Company or a subsidiary of all or substantially all of the interests of the Company or a subsidiary in any related entity effected by a sale, merger or other transaction involving that related entity, or the sale of all or substantially all of the assets of that related entity, other than any Related Entity Disposition to the Company or a subsidiary.

Recapitalization Adjustments

Subject to any required action by the Company’s shareholders, the number of shares of common stock covered by each outstanding Award, the number of shares authorized for issuance under the 2015 Plan but as to which no Awards have been granted or that have been returned to the Plan, and the exercise or purchase price of each such outstanding Award, as well as any other terms that the Compensation Committee require adjustment, will be proportionately adjusted for (1) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Company’s common stock, or similar event affecting the Company’s common stock, (2) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, or (3) as the Compensation Committee determines in its exclusive discretion, any other transaction with respect to Company’s common stock to which Code Section 424(a) applies or any similar transaction.

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Termination and Amendment

Unless sooner terminated, the 2015 Plan will continue in effect for a period of 10 years from the date the 2015 Plan is approved by the Company’s shareholders and becomes effective by its terms. After such date no further Awards may be granted under the 2015 Plan; however the termination of the 2015 Plan will not affect any previously granted Awards. The Board may at any time suspend, terminate, amend or alter the 2015 Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Subject to certain limited exceptions, the Board may not make any such amendment, alteration, suspension or termination which would materially adversely affect the vested rights of any participant under any outstanding Award without the consent of such participant. The Compensation Committee has broad authority to amend or modify any outstanding Award and Award Agreement; however, subject to certain limited exceptions, it may not make any such amendments or modifications that materially adversely affect the rights of any participant without the consent of such participant.

Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the 2015 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

NSOs. An optionee will not recognize any taxable income upon the grant of an NSO and the Company will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the shares received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

In the event of a sale of shares of common stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.

ISOs. An optionee will not recognize any taxable income at the time of grant or exercise of an ISO while an employee (or within three months after termination of employment, or one year if termination is by reason of death or disability), and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the ISO is not exercised while the optionee is employed by the Company or within 90 days after termination of employment (or one year if termination is by reason of death or disability), or if the optionee subsequently engages in a ‘disqualifying disposition,’ as described below. Also, the excess of the fair market value of the underlying shares on the date of exercise over the exercise price will be an item of income for purposes of the optionee’s alternative minimum tax.

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a ‘disqualifying disposition’ of such shares that will have the following results: any excess of (1) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (2) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

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Restricted Stock. A participant will not recognize any income upon the receipt of Restricted Stock unless the participant elects under Section 83(b) of the Code, within 30 days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the Restricted Stock at the time of receipt, less any amount paid for the shares. If Restricted Stock for which a Section 83(b) election has been made is subsequently forfeited, the participant will not be able to recover any taxes that were paid as a result of such election. If the election is not made, the participant will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of Restricted Stock with respect to which the participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Restricted Stock Units and Performance Units. The grant of an award of Restricted Stock Units or Performance Units will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an Award, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The above and other descriptions of Federal income tax consequences are necessarily general in nature and do not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Such descriptions may not be used to avoid any Federal tax penalty, and are provided on the basis and with the intent that such descriptions may not be used to avoid any federal tax penalty. Such descriptions are written to support this Proxy Statement. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Finally, the consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL

OF THE 2015 LONG-TERM STOCK INCENTIVE PLAN

PROPOSAL 3

Ratification of Appointment of DIXON HUGHES GOODMAN LLP AS

OUR Independent REGISTERED PUBLIC ACCOUNTING FIRM for 2015

Dixon Hughes Goodman LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2014, has been appointed by the Audit Committee as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and you are being asked to ratify this appointment. Fees charged by this firm are at rates and upon terms that are customarily charged by other independent registered public accounting firms. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

On April 9, 2013, we advised Grant Thornton LLP (“Grant Thornton”), our independent registered public accounting firm for the fiscal year ended December 31, 2012, that it was dismissed as our independent registered public accounting firm. Grant Thornton’s reports on our financial statements for the fiscal years ended December 31, 2011 and 2012, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee. During fiscal years ended December 31, 2011 and December 31, 2012 and through the period ended April 9, 2013, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in their reports on the financial statements for such periods.

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On April 9, 2013, we appointed Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013. We did not consult with Dixon Hughes Goodman LLP during the fiscal years ended December 31, 2011 and 2012, nor during any subsequent interim period preceding such appointment, on the application of accounting principles to a specific contemplated or completed transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of a “disagreement” or a “reportable event” as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K; and as such no written report or oral advice was provided.

Audit Fees Paid to Independent Auditors

The following table represents the approximate fees for professional services rendered by Dixon Hughes Goodman LLP for the audits of our annual consolidated financial statements and reviews of our interim consolidated financial statements and fees billed for audit-related services, tax services and all other services rendered for each of such years.

	Year Ended December 31
	2014	2013
Audit Fees	$345,700	$314,000
Audit-Related Fees(1)	$37,432	$75,527
Tax Fees(2)	$36,825	$26,675
All Other Fees(3)	$—	$—

(1)	Represents amounts paid for the audits of our Pension Plan and 401(k) Plan and other attestation reports, and includes amounts for consultations regarding acquisition accounting relative to the acquisitions of Security Savings Bank, SSB, CapStone Bank and Premier Commercial Bank.
(2)	Represents amounts paid for assistance in the preparation of our various federal, state and local tax returns, and income tax analyses relative to the acquisitions of Security Savings Bank, SSB, CapStone Bank and Premier Commercial Bank.
(3)	Represents amounts paid for miscellaneous consultations.

All audit related services, tax services and other services giving rise to the fees listed under “Audit-Related Fees”, “Tax Fees” and “All Other Fees” in the table above were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Charter of the Audit Committee provides for pre-approval of all audit and non-audit services to be provided by our independent auditors. The Charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. In both 2014 and 2013, 100% of the total fees paid for audit, audit related and tax services that were required to be pre-approved in accordance with the regulations were pre-approved.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY

THE APPOINTMENT OF DIXON HUGHES GOODMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

PROPOSAL 4

APPROVAL OF “SAY-ON-PAY” PROPOSAL

Section 14A of the Exchange Act requires that our shareholders be provided an opportunity to cast a separate advisory vote on the compensation paid to our named executive officers, as described in the Compensation Discussion and Analysis and the tabular disclosures regarding named executive officer compensation (together with the accompanying narrative disclosure) contained in this Proxy Statement.

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We believe that our executive compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. We also believe that levels of compensation received by our named executive officers are fair, reasonable and within the ranges of compensation paid by comparable financial institutions to similarly situated executives.

This proposal, commonly known as a “Say-on-Pay”, gives you as a shareholder the opportunity to endorse or not endorse our executive compensation programs, policies and procedures through the following advisory (non-binding) resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as discussed in the Compensation Discussion and Analysis, the compensation tables and related materials in this Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE

THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

SHAREHOLDER PROPOSALS

It is presently anticipated that the 2016 Annual Meeting of Shareholders will be held in May of 2016. If a shareholder desires to submit a proposal for possible inclusion in the proxy statement and form of proxy for our 2016 Annual Meeting, including a shareholder nominee for director, the proposal must be received by the Secretary of the Company at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410, by December 4, 2015 and meet all other applicable requirements for inclusion in the 2016 proxy statement.

In the alternative, a shareholder may commence his or her own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2016 Annual Meeting. In order to do so, the shareholder must notify the Secretary of the Company, in writing, of his or her proposal at the Company’s main office no later than February 17, 2016. If the Secretary of the Company is not notified of the shareholder’s proposal by February 17, 2016, the Board may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board for the 2016 Annual Meeting.

OTHER MATTERS

The Board knows of no other matters intended to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC, excluding certain exhibits, is being delivered to shareholders together with this Proxy Statement. The complete Annual Report on Form 10-K may also be obtained by shareholders without charge by written request addressed to Rebecca Gibson, Vice President and Assistant Secretary, 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410, or may be accessed on the Internet at www.newbridgebank.com, under the heading Investor Relations.

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EXHIBIT A

NewBridge Bancorp

2015 Long-Term Stock Incentive Plan

NEWBRIDGE BANCORP _________________ 2015 Long-Term Stock Incentive Plan Approved by Shareholders of NewBridge Bancorp on ___________, 2015

A-i

NEWBRIDGE BANCORP

2015 LONG-TERM STOCK INCENTIVE PLAN

1.           Purpose. The purpose of this Plan is to further and promote the interests of NewBridge Bancorp (the “Company”) and its shareholders by enabling the Company and its Subsidiaries and Related Entities, including NewBridge Bank (the “Bank”) to attract, retain and motivate key employees and certain non-employees with a relationship with the Company or a Subsidiary or Related Entity (such as Non-Employee Directors), and to align the interests of such persons and the interests of others with those of the Company’s shareholders. Additionally, this Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce one unified perspective among Participants serving the Company in differing capacities and areas of focus. To do so, this Plan offers a variety of equity-based incentive awards and opportunities to provide such key employees and non-employees described above with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

2.           Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

2.1     “Award” means an award, grant or issuance of an Option, Restricted Stock, Restricted Stock Units, and/or Performance Unit made to a Participant under Sections 6, 7, and/or 8.

2.2     “Award Agreement” means the agreement pursuant to which an Award is granted, which may, but need not, be executed by the Participant. Such Award Agreement shall be in the form of a written agreement evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.3     “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4     “Change in Control” means a “change in control” as defined by Section 409A. Section 409A provides that a “change in control” means (i) a Change of Ownership, (ii) a Change in Effective Control, or (iii) a Change of Asset Ownership, in each case, as defined herein.

2.4.1   “Change of Ownership” shall be deemed to have occurred on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company.

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2.4.2   “Change in Effective Control” shall be deemed to have occurred on the date either (A) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 30% or more of the total voting power of the Company’s stock or (B) a majority of the Company’s Board of Directors is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Company’s Board of Directors prior to such election.

2.4.3   “Change of Asset Ownership” shall be deemed to have occurred on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

2.5     “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.6     “Committee” means the Compensation Committee of the Board, as constituted in accordance with Section 3.

2.7     “Common Stock” means the Class A common stock of the Company.

2.8     “Company” means NewBridge Bancorp, a North Carolina corporation, and any successor thereto.

2.9     “Covered Employee” means an individual who is, for a given fiscal year of the Company, (i) a “covered employee” within the meaning of Section 162(m) of the Code or (ii) designated by the Committee but not later than 90 days following the start of such year (or such other time as may be required or permitted by Section 162(m) of the Code) as an individual whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.10   “Death” means the date and time of death of a Participant who has received an Award, as established by the relevant death certificate.

2.11   “Director” means any member of the Company’s Board and, for eligibility purposes, a director of any Subsidiary or Related Entity.

2.12   “Disability” means the date on which a Participant who has received an Award becomes totally and permanently disabled (as defined herein). A Participant shall be considered totally and permanently disabled if he or she (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for at least three (3) months under an accident and health plan covering employees of the Participant’s employer. If a Participant is determined to be totally disabled by the Social Security Administration, he or she shall also be considered totally and permanently disabled for purposes of the Plan.

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2.13   “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.14   “Fair Market Value” means the market price per share of Class A Common Stock, determined by the Committee in accordance with the requirements of Sections 409A and 422 of the Code, as of the date specified in the context within which such term is used:

2.14.1   If the Company’s Class A Common Stock is (a) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market), (b) listed on any national market system or (c) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of the Company’ s Class A Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of the Company’s Class A Common Stock on the date in question, the closing sales price for a share of Company’s Class A Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.14.2   If the Company’s Class A Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Company’s Class A Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of the Company’s Class A Common Stock on such date, the high bid and low asked prices for a share of the Company’s Class A Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.14.3   If the Company’s Class A Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be the fair market value of the Company’s Class A Common Stock established by the Committee in good faith.

2.14.4   The Committee shall maintain a written record of its method of determining Fair Market Value.

2.15   “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

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2.16   “Non-Employee Director” means a Director who is not an employee of the Company, any Subsidiary or any Related Entity.

2.17   “Non-Qualified Stock Option” means any stock option awarded pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

2.18   “Parent” means a corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if on the date of grant of an Award each corporation, other than the Company, owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.19   “Participant” means a key employee or non-employee who is selected by the Committee under Section 5 to receive an Award.

2.20   “Performance Award” means an Award designated as such pursuant to Section 10.

2.21   “Performance Period” means the period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

2.22   “Performance Units” means the units of monetary value granted under Section 8.

2.23   “Plan” means this NewBridge Bancorp 2015 Long-Term Stock Incentive Plan, as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.24   “Registration” means the registration by the Company under the Securities Act and applicable state securities and “blue sky” laws of this Plan, of the Offering of Awards under this Plan and/or Class A Common Stock acquirable under this Plan.

2.25   “Related Entity” means a corporation or other entity, other than the Company, to which the Participant primarily provides services on the date of grant of an Award, and any corporation or other entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with the corporation or other entity that has a controlling interest in the corporation or other entity to which the Participant primarily provides services on the date of grant of an Award. For a corporation, a controlling interest means ownership of stock possessing at least 50% of total combined voting power of all classes of stock, or at least 50% of the total value of all classes of stock. For a partnership or limited liability company, a controlling interest means ownership of at least 50% of the profits interest or capital interest of the entity. In determining ownership, the provisions set forth in Treasury Regulation §§1.414(c)-3 and 1.414(c)-4 apply.

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2.26   “Related Entity Disposition” means the sale, distribution, or other disposition by the Company or a Subsidiary of all or substantially all of the interests of the Company or a Subsidiary in any Related Entity effected by a sale, merger or other transaction involving that Related Entity, or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company or a Subsidiary. To the extent Section 409A applies to an Award, a Related Entity Disposition means a Change in Control of the Related Entity under Section 409A.

2.27   “Restricted Award” means an Award of Restricted Stock or an Award of Restricted Stock Units pursuant to the provisions of Section 7.

2.28   “Restricted Stock” means the restricted shares of Class A Common Stock granted pursuant to the provisions of Section 7 with the restriction that the holder may not sell, transfer, pledge, or assign such Restricted Stock and such other restrictions (which other restrictions may expire separately or in combination, at one time, from time to time or in installments), as determined by the Committee in accordance with and as set forth in this Plan and/or the applicable Award Agreement.

2.29   “Restricted Stock Unit” means a contractual right granted under Section 7 that is denominated in Shares. Each Restricted Stock Unit represents a right to receive the value of one Share upon the terms and conditions set forth in this Plan and the applicable Award Agreement. Awards of Restricted Stock Units may include, without limitation, the right to receive dividend equivalents.

2.30   “Retirement” means (i) as to officers and employees, retirement from active employment with the Company and its Subsidiaries in accordance with the Company’s then existing retirement policies, and (ii) as to Non-Employee Directors, the same as “Retirement” under the retirement policy then in effect for the applicable Board upon the date of the receipt of an Award; provided, however, that in the case of any Award granted under the Plan to which Section 409A applies, the Participant must have a Separation from Service in order to obtain payment of the Award due to Retirement.

2.31   “Section 162(m) Compensation” means “qualified performance-based compensation” under Section 162(m) of the Code.

2.32   “Section 409A” means Section 409A of the Code, as amended, including regulations and guidance issued thereunder from time to time.

2.33   “Section 424 Corporate Transaction” means the occurrence, in a single transaction or a series of related transactions, of any one or more of the following: (i) a sale or disposition of all or substantially all of the assets of the Company and its Subsidiaries; (ii) a sale or other disposition of more than 50% of the outstanding stock of the Company; (iii) the consummation of a merger or similar transaction after which the Company is not the surviving corporation; (iv) the consummation of a merger, consolidation, or similar transaction after which the Company is the surviving corporation but the shares outstanding immediately preceding the merger, consolidation, or similar transaction are converted or exchanged by reason of the transaction into other stock, property, or cash; or (v) a distribution by the Company (excluding an ordinary dividend or a stock split or stock dividend described in Treasury Regulation §1.424-1(e)(4)(v)).

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2.34   “Securities Act” means the Securities Act of 1933, as in effect and amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.35   “SEC” means the Securities and Exchange Commission and any successor thereto.

2.36   “Separation from Service” means an employee, director, or other person providing services to the Company, a Subsidiary or a Related Entity has a “separation from service” within the meaning of Section 409A, including when the Participant dies, retires or has a termination of service as explained in the following provisions:

2.36.1   The employment relationship is treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence, if the period of leave does not exceed six (6) months or, if longer, as long as the Participant’s right to reemployment with the Company, a Subsidiary or a Related Entity is provided by statute or contract. A leave of absence is bona fide only if there is a reasonable expectation that the employee will return to perform services for the Company, a Subsidiary or a Related Entity. If the period of leave exceeds six (6) months and the Participant’s right to reemployment is not provided by statute or contract, the employment relationship shall be deemed to terminate on the first day immediately following the six (6) month period;

2.36.2   A director or contractor has a separation from service upon the expiration of the contract, and if there is more than one contract, all contracts, under which the director or contractor performs services as long as the expiration is a good faith and complete termination of the contractual relationship; and

2.36.3   If a Participant performs services in more than one capacity, the Participant must separate from service in all capacities as an employee, director, and contractor. Notwithstanding the foregoing, if a Participant provides services both as an employee and a director, the services provided as a director are not taken into account in determining whether the Participant has a separation from service as an employee under a nonqualified deferred compensation plan in which the Participant participates as an employee and that is not aggregated under Section 409A with any plan in which the Participant participates as a director. In addition, if a Participant provides services both as an employee and a director, the services provided as an employee are not taken into account in determining whether the Participant has a separation from service as a director under a nonqualified deferred compensation plan in which the Participant participates as a director and that is not aggregated under Section 409A with any plan in which the Participant participates as an employee.

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2.37   “Shares” shall mean shares of the Company’s Class A Common Stock or the shares of any class of stock into which such Class A Common Stock are converted.

2.38   “Specified Employee” means “specified employee” as defined by Section 409A.

2.39   “Stock Options” means Incentive Stock Options and Non-Qualified Stock Options.

2.40   “Subsidiary(ies)” means a subsidiary corporation, whether now or hereafter existing, under Code Section 424(f).

3.          Administration.

3.1     The Committee. This Plan shall be administered by the Committee. The Committee shall be comprised of not less than three (3) of the then members of the Board who are “non-employee directors” within the meaning of SEC Regulation §240.16b-3, or any successor thereto, promulgated under the Exchange Act, who are “outside directors” pursuant to Section 162(m) of the Code, and who are “independent” as that term is defined by the relevant stock exchange on which the Common Stock is then listed. Members of the Committee shall serve at the pleasure of the Chair of the Board, and the Chair of the Board may at any time and from time to time remove members from the Committee, or, subject to the immediately preceding sentence, add members to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Committee then serving shall be the act or acts of the Committee (as if taken by unanimous vote at a meeting of the Committee duly called and held).

3.2     Plan Administration and Plan Rules. Subject to the terms of the Plan and applicable law, including but not limited to Section 15 hereof, the Committee (or its delegate) shall have full power and authority to: (a) designate Participants; (b) determine the type or types of Awards to be granted to each Participant under the Plan; (c) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (d) determine the terms and conditions of any Award; (e) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (f) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (g) amend terms or conditions of any outstanding Awards, including without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised; provided, however, that except as provided herein, in no event shall the Committee have the discretion to accelerate the vesting of an Award to a date which is less than one year following the date of such Award’s grant; (h) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (i) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (j) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

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3.3     Section 409A Matters. It is intended that the Plan and the Awards issued hereunder fall within available exemptions from the application of Section 409A (for example, the incentive stock option exemption, the exemption for certain nonqualified stock options and stock appreciation rights issued at Fair Market Value, the restricted property exemption, and/or the short-term deferral exemption) and are therefore not required to comply with Section 409A requirements. The Plan and the Awards will be administered and interpreted in a manner consistent with the intent set forth herein. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, (a) this Plan and each Award Agreement may be amended from time to time as the Committee may determine to be necessary or appropriate in order to avoid this Plan, any grant of any Awards, or any Award Agreement from resulting in the inclusion of any compensation in the gross income of any Participant under Section 409A, and (b) if any provision of this Plan or of any Award Agreement would otherwise result in the inclusion of any compensation in the gross income of any Participant under Section 409A, then such provision shall not apply as to such Participant and the Committee, in its discretion, may apply in lieu thereof another provision that (in the judgment of the Committee) accomplishes the intent of this Plan or such Award Agreement without resulting in such inclusion so long as such action by the Committee does not violate Section 409A. The Company makes no representation or warranty regarding the treatment of this Plan or the benefits payable under this Plan or any Award Agreement under federal, state or local income tax laws, including Section 409A.

3.4     Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by the Articles of Incorporation and/or Bylaws of the Company as then in effect and to the fullest extent under any directors and officers liability insurance coverage which may be in effect from time to time.

4.            Term of Plan/Shares Subject to Plan.

4.1     Term. This Plan shall terminate on ________, 2025, except with respect to Awards then outstanding. After such date no further Awards shall be granted under this Plan.

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4.2          Shares Subject to Plan.

4.2.1       Shares. The Board shall reserve for Awards under this Plan 1,000,000 shares of the authorized and unissued Shares. In the event of a change in the Class A Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof or from no par value to par value, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Shares for purposes of this Plan. Shares which may be issued under this Plan shall be authorized and unissued shares of Class A Common Stock. No fractional portion of a Share shall be issued under this Plan.

4.2.2       Maximum Number of Shares. The maximum number of Shares for which Awards may be granted to any Participant in any one (1) calendar year is 250,000 Shares.

4.2.3       Available Shares. Subject to Section 4.3, the maximum number of Shares authorized for issuance under this Plan shall be 1,000,000.

4.3          Computation of Available Shares. Subject to the provisions of the following sentence, for the purpose of computing the total number of Shares available for Awards, there shall be counted against the limitations set forth in Section 4.2 the maximum number of Shares potentially subject to issuance upon exercise or settlement of Awards granted under this Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Shares, the Shares which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under this Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided, however, that forfeited Awards shall not again be available for Awards under this Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the benefits described in Section 7.1.

5.           Eligibility. Employees eligible for Awards under the Plan shall consist of key employees who are officers or managers of the Company, its Subsidiaries and/or its Related Entities who are responsible for the management, growth and protection of the business of the Company, its Subsidiaries and/or its Related Entities and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company in a significant manner. Non-employees (e.g., those with third party relationships such as Non-Employee Directors of the Company and/or a Subsidiary) shall be eligible for Awards of Non-Qualified Stock Options, Restricted Stock Units, and/or Restricted Stock at the sole discretion of the Committee.

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6.            Stock Options.

6.1          Terms and Conditions. Stock Options awarded under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options. Such Stock Options shall be subject to the terms and conditions of this Plan and any additional terms and conditions, not inconsistent with the express terms and conditions of this Plan, as the Committee shall set forth in the applicable Award Agreement.

6.2          Grant. Stock Options may be granted under this Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than ten percent (10%) of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied.

6.3          Exercise Price. The exercise price per Share subject to a Stock Option shall be determined by the Committee at the time of Award; provided, however, that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the Share on the date of the Award of such Stock Option. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the exercise price of an Incentive Stock Option shall not be less than 110% of such Fair Market Value.

6.4          Requirements for Non-Qualified Stock Options. All Non-Qualified Stock Options shall be issued at no less than 100% of Fair Market Value as provided for in Section 6.3. The number of shares subject to each Non-Qualified Stock Option will be fixed in the applicable Award Agreement. When the Non-Qualified Stock Options are transferred or exercised, the transfer or exercise shall be subject to taxation under Code Section 83 and Treasury Regulation §1.83-7. No Non-Qualified Stock Option awarded hereunder shall contain any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option under Treasury Regulation §1.83-7 or the time the Shares acquired pursuant to the exercise of the option first becomes substantially vested as defined in Treasury Regulation §1.83-3(b). Further, each Non-Qualified Stock Option will comply with any other Section 409A requirement in order to maintain the status of the Non-Qualified Stock Option as exempt from the requirements of Section 409A.

6.5          Limitation on Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or a subsidiary corporation (as defined in Section 422(a) of the Code). Notwithstanding any designation as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options that become exercisable for the first time during any calendar year exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. For purposes of the foregoing, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the time of grant.

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6.6          Term. The term of each Stock Option shall be such period of time as is fixed by the Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date the Incentive Stock Option is awarded. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the term of each Incentive Stock Option shall not exceed five (5) years.

6.7          Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporate Secretary of the Company, or such other officer of the Company as the Committee shall designate, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement or by the Committee (on either a selective or group basis), and by applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, or by delivery of other forms or methods of payment, including Shares, net settlement, broker assisted cashless exercise or any combination thereof. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

6.8          Date of Exercise. Vesting dates of Stock Options awarded to a Participant will be determined by the Committee in its discretion and specified in the applicable Award Agreement, provided however that except as provided herein, in no event shall the vesting period of an Option be less than one year from its date of grant. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during their specified terms.

6.9          Shareholder Rights. Until Stock Options are exercised, a Participant shall not have any right to vote, to receive dividends, or to have or exercise any other rights as a shareholder. In addition, on exercise of a Stock Option, the Participant shall not be entitled to any dividends declared and paid on the underlying shares between the date of grant and the date of exercise.

7.            Restricted Awards.

7.1          Terms and Conditions. Restricted Awards shall be in the form of grants of Restricted Stock and/or Restricted Stock Units. Restricted Awards shall be subject to the terms and conditions set forth in this Section 7, if applicable, Section 10, and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the applicable Award Agreement. The Award Agreement shall specify the vesting schedule and whether the Restricted Stock and/or Restricted Stock Unit, as applicable, is entitled to voting rights, dividend rights or any other rights; provided, however, that except as otherwise provided herein, such Restricted Stock or Restricted Stock Unit shall not vest any sooner than the one year anniversary of its date of grant. The Committee may specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Restricted Stock and/or the Share underlying a Restricted Stock Unit, as applicable, prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards; provided, however, that dividends, dividend equivalents or other distributions, as applicable, on Restricted Stock and/or Restricted Stock Units, as applicable, with restrictions that lapse as a result of the achievement of performance conditions shall be deferred until and paid contingent upon the achievement of the applicable performance conditions.

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7.2          Restricted Awards. An Award of Restricted Stock is an Award of Shares and an Award of Restricted Stock Units is an Award of a contractual right to receive Shares, in each case, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, pledge, hypothecation or other disposition of such Shares or contractual right, as applicable, and the requirements that such Shares or contractual right, as applicable, be forfeitable as set forth in the applicable Award Agreement.

7.3          Grants of Awards.

7.3.1  Restricted Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant.

7.3.2  Shares of Restricted Stock or issuable pursuant to a Restricted Award shall be issued in an uncertificated form and registered in the name of the Participant. The stock transfer books of the Company’s designated Stock Transfer Agent shall be noted with the following notation with reference to the Shares made subject to an Award of Restricted Stock:

“These shares are subject to the terms and restrictions of the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan and the applicable Award Agreement thereunder; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Corporate Secretary of NewBridge Bancorp upon request.”

7.4          Restriction Period. In accordance with Sections 7.1 and 7.2, Restricted Awards shall only become unrestricted and vest in the Participant in accordance with such vesting schedule relating to any service period restriction applicable to such Restricted Award as set forth in the relevant Award Agreement (the “Restriction Period”); provided that except as provided herein, such Restriction Period shall be no less than one year from date of grant. During the Restriction Period applicable to an Award of Restricted Stock, such Shares of Restricted Stock shall be unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Shares. Upon expiration of the Restriction Period, and satisfaction of any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Award of Restricted Stock or the Restricted Stock Units, or a portion thereof as the case may be, as provided in Section 7.5.

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7.5          Distribution of Shares. After expiration of the Restriction Period and the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of an Award of Restricted Stock, the number of Shares vested in the Participant shall remain in uncertificated form but the notation set forth in Section 7.3.2 shall be removed on or before the 30th day following the satisfaction and/or lapse of the restrictions, terms and conditions. The remaining Shares, if any, issued in respect of such Restricted Award shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be. After expiration of the Restriction Period and the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of an Award of Restricted Stock Units, the number of Shares vested in the Participant shall be issued to the Participant in uncertificated form no later than the 15th day of the third month following the end of the Participant’s taxable year in which he or she vests in the Award. The remaining Shares, if any, issued in respect of such Restricted Award shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be.

If, and to the extent the Committee intends that a Restricted Award granted under this Section 7 shall constitute or give rise to Section 162(m) Compensation, such Restricted Award shall be structured in accordance with the requirements of Section 10, including the performance criteria set forth therein, and any such Restricted Award shall be considered a Performance Award for purposes of this Plan.

8.            Performance Units.

8.1          Terms and Conditions. Awards of Performance Units shall be subject to the terms and conditions set forth in this Section 8, if applicable, Section 10, and any additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall set forth in the applicable Award Agreement.

8.2          Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria are not met within a designated period of time.

8.3          Grants. Performance Units may be awarded alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Performance Units to be awarded to a Participant and the Committee may impose different terms and conditions on any particular Performance Units awarded to any Participant.

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8.4          Performance Goals and Performance Periods. Participants receiving Awards of Performance Units shall only earn and be entitled to payment in respect of such Awards if the Company, a Subsidiary and/or another Related Entity specified by the Committee and/or the Participant satisfy certain performance goals during and in respect of one of more designated performance period(s) of at least 12 consecutive months as determined by the Committee. Such goals and periods shall be established by the Committee in its sole discretion and shall be set forth in writing in the Award Agreement. Performance periods may overlap each other from time to time, and the Committee may set different performance periods for different performance goals. The Committee shall also establish in the Award Agreement a written schedule or schedules for such Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals at the end of the relevant performance period(s).

8.5          Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable performance goals have been satisfied by the Company, a Subsidiary and/or a Related Entity and/or the Participant, as applicable, during the relevant performance period(s), be entitled to receive payment in an amount equal to the designated value of each Performance Unit awarded times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made on or before the 75th day following the conclusion of the applicable performance period(s) in cash as provided in the relevant Award Agreement, but no later than the 15th day of the third month following the end of the Participant’s taxable year that includes or coincides with the end of the performance period.

If, and to the extent the Committee intends that an Award granted under this Section 8 shall constitute or give rise to Section 162(m) Compensation, such Award shall be structured in accordance with the requirements of Section 10, including the performance criteria set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

9.            Deferral Elections. Subject to the following provisions and to the extent permitted by applicable law, including Section 409A, the Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan other than an Award of Stock Options.

9.1          Stock Options awarded under Section 6 shall not be deferred under this Section 9.

9.2          If so provided in the Award Agreement, and permitted by applicable law, payment of Restricted Stock and payment of Shares under a Restricted Stock Unit, may be deferred by the Participant if the following conditions are met: (i) the Participant makes his or her deferral election on or before the 30th day following the grant of the Award, (ii) at the time of the deferral election, the Participant must continue to provide services to the Company (or a Subsidiary or Related Entity) for at least 12 months in order to obtain the right to payment of the Restricted Stock, and (iii) the applicable Restriction Period will not end for at least 12 months following the date of the deferral election.

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9.3          If so provided in the Award Agreement and permitted by applicable law, payment of Performance Units in cash may be deferred by the Participant if the following conditions are met: (i) the Participant continues to provide services to the Company (or a Subsidiary or Related Entity) continuously from the date the performance goals are established through the date of the deferral election, and (ii) the Participant makes his or her deferral election at least six (6) months prior to the end of the last performance period giving rise to the Participant’s right to payment of Performance Units; provided, however, that in no event will an election to defer be made after the payment of the Performance Units has become both substantially certain and readily ascertainable.

If a deferral election is permitted under this Section 9, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash or the crediting of dividend equivalents in respect of deferred Awards credited in Shares.

10.          Performance Awards. Awards made to Covered Employees may be designated by the Committee as Performance Awards and constituting Section 162(m) Compensation. Performance Awards shall comply with the following terms and conditions and with such additional terms and conditions as the Committee shall determine, in either case not inconsistent with the provisions of the Plan:

(a)          A Performance Award shall condition the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction or such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(b)          Each such Performance Award shall include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases or decreases, in each case as determined by the Committee, one or more of the following performance measures or any other performance measure reasonably determined by the Committee, with respect to the Company, a Subsidiary and/or a Related Entity:

(i)          return measures (including, but not limited to, total shareholder return; return on equity; return on tangible common equity; return on tier 1 common equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital));

(ii)          revenues (including, but not limited to, total revenue; gross revenue; net revenue; revenue growth; and net sales);

(iii)        income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income after cost of capital; net interest income; non-interest income; fee income; net interest margin; operating income (before or after taxes); pre- or after-tax income or loss; pre- or after-tax operating income; net earnings; net income or loss; operating margin; gross margin; and adjusted net income);

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(iv)        expense measures (including, but not limited to, expenses; operating efficiencies; non-interest expense and operating/efficiency ratios or percentages; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable));

(v)         balance sheet/risk management measures (including, but not limited to, loans; deposits; assets; tangible equity; charge-offs; net charge-offs; non-performing assets or loans; risk-weighted assets; classified assets; criticized assets; allowance for loans and lease losses; loan loss reserves; asset quality levels; year-end cash; investments; interest-sensitivity gap levels; regulatory compliance; satisfactory internal or external audits; financial ratings; shareholders’ equity; tier 1 capital; and liquidity);

(vi)        cash flow measures (including, but not limited to, cash flow or cash flow per Share (before or after dividends); and cash flow return on investment);

(vii)       Share price measures (including, but not limited to, Share price; appreciation in and/or maintenance of Share price; and market capitalization);

(viii)      strategic objectives (including, but not limited to, market share; debt reduction; operating efficiencies; customer satisfaction; customer or customer household growth; employee satisfaction; research and development achievements; branding; mergers and acquisitions; merger integration; succession management; people development; management retention; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; and recruiting and maintaining personnel); and

(ix)        other measures (including, but not limited to, financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions.

Performance criteria may be measured on an absolute or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation or requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding any provision of this Plan to the contrary, the Committee shall not be authorized to increase (but may decrease) the amount payable under any Performance Award upon attainment of such pre-established formula.

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(c)          Performance Awards shall be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with a Performance Award but, to the extent required by Section 162(m) of the Code, may not exercise discretion to increase any amount payable to a Covered Employee in respect of a Performance Award intended to qualify as Section 162(m) Compensation. Any settlement that changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award does not, solely for that reason, fail to qualify as Section 162(m) Compensation.

(d)          For a Performance Award subject to any pre-established formula, no more than 125,000 Shares can be paid in satisfaction of such Award to any Participant, subject to adjustment as provided in Section 13.

11.          Termination of Employment or Service.

11.1          General. Subject to the terms and conditions of Section 14, if, and to the extent the terms and conditions under which an Award may be exercised, earned out or settled after a Participant’s termination of employment (or other engagement) or a Non-Employee Director ceases to be a director, for any particular reason shall not have been set forth in the relevant Award Agreement, by and as determined by the Committee in its sole discretion and in accordance with Section 409A to the extent Section 409A applies to the Award, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, of such Award Agreement:

11.1.1    Except as otherwise provided in this Section 11.1.1 or Section 14:

(a)          If the employment by the Company or any of its Subsidiaries or Related Entities of a Participant who is an employee or the term of a Participant who is a Non-Employee Director is terminated for any reason (other than Disability, Retirement or Death) while Stock Options granted to such Participant are non-vested, such Participant’s rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Participant (and such Participant’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or Death while a Participant’s Stock Options are non-vested, such non-vested Stock Options shall become vested to the extent determined by the Committee in compliance with applicable law.

(b)          The Committee, in its sole discretion, may determine that vested Incentive Stock Options, if any, of a Participant whose employment terminates other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such termination of employment or service as a director, may remain exercisable for a specified time period not to exceed thirty (30) days after such termination (subject to the applicable terms and provisions of this Plan).

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(c)          If a Participant’s termination of employment is due to Disability, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within the period ending on the earlier of the end of the term of such Incentive Stock Options and the first anniversary of the date of termination due to Disability (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(d)          If a Participant’s termination of employment is due to Retirement, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within three (3) months following such termination due to Retirement (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

(e)          If any Participant dies while entitled to exercise a Stock Option, if any, such Participant’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Participant’s Death (but in no event more than one (1) year from the date of such Participant’s termination of employment due to Disability or three (3) months from the date of such Participant’s termination of employment due to Retirement, as applicable).

(f)           If vested Stock Options held by a Participant who is an employee and whose employment is terminated by reason of Disability or Retirement are Non-Qualified Stock Options, the Participant shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise such Non-Qualified Stock Options at any time following the Participant’s termination of employment (to the extent the Participant was entitled to exercise such Non-Qualified Stock Options immediately prior to such termination) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and set forth in the Award Agreement related thereto.

(g)          In the event of the Disability, Retirement or Death of a Non-Employee Director while the Non-Employee Director’s Non-Qualified Stock Options are non-vested, such non-vested, Non-Qualified Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that vested Non-Qualified Stock Options, if any, of a Non-Employee Director who ceases to be a director other than by reason of Disability, Retirement or Death, to the extent exercisable immediately prior to such cessation, may remain exercisable for a specified time period not to exceed 90 days after such cessation (subject to the applicable terms and provisions of this Plan and the relevant Award Agreement). If the cessation of a Non-Employee Director’s status as a director is due to Retirement or Disability, the Non-Employee Director shall have the right, subject to the applicable terms and provisions of this Plan and the relevant Award Agreement, to exercise such vested Non-Qualified Stock Options, if any, at any time within the period following such cessation due to Retirement or Disability (to the extent such Non-Employee Director was entitled to exercise any such Non-Qualified Stock Options immediately prior to such cessation) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and as set forth in the Award Agreement related thereto. If any Non-Employee Director dies while entitled to exercise Non-Qualified Stock Options, such Non-Employee Director’s estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of this Plan and the relevant Award Agreement, to exercise such Non-Qualified Stock Options, if any, at any time within one (1) year from the date of such Non-Employee Director’s Death.

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11.1.2    Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or Death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to Restricted Award(s), such Restricted Award or Awards shall be forfeited. Except with respect to restrictions which are performance-based, if the Committee so determines in its discretion, the Award Agreement may provide that some or all of the Shares subject to an Award of Restricted Stock shall become free of restrictions, or the Shares underlying Restricted Stock Units may be issued, in the event of a Participant’s Disability, Retirement or Death during the Restriction Period.

11.1.3     Unless otherwise provided in the Award Agreement, if a Participant’s employment with the Company or any of its Subsidiaries or Related Entities is terminated for any reason prior to the completion of any Performance Period, all of such Participant’s Performance Units earnable in relation to such Performance Period shall be forfeited. If the Committee so determines in its discretion, the Award Agreement may provide that some or all of such Participant’s Performance Units will be paid if the Participant’s termination of employment is due to Disability, Retirement or Death during the Performance Period.

12.          Non-Transferability of Awards.

12.1        Except as otherwise provided in Section 12.2, no Award under this Plan or any Award Agreement, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary thereof, except by testamentary disposition or the laws of descent and distribution. No such right or interest shall be subject to seizure for the payment of the Participant’s (or any beneficiary’s) debts, judgments, alimony, or separation maintenance or be transferable by operation of law in the event of the Participant’s (or any beneficiary’s) bankruptcy or insolvency. Except as otherwise provided in Section 12.2, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

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12.2        A Participant who holds Non-Qualified Stock Options (whether such Stock Options were Non-Qualified Stock Options when awarded or subsequent to the Award thereof became Non-Qualified Stock Options pursuant to applicable law or any provision of this Plan) may assign those Non-Qualified Stock Options to a Permitted Assignee (as defined below) at any time after the Award is made, but prior to the expiration date, of such Non-Qualified Stock Options if as of the time of such transfer (i) a registration statement on Form S-8 (or any successor form) filed by the Company under the Securities Act, with respect to this Plan (and the Awards granted and Shares issuable hereunder) and (ii) a registration statement on Form S-3 (or any successor form) filed by the Company under the Securities Act with respect to Shares issuable to Permitted Assignees have been declared effective by the SEC and all applicable state securities and blue sky authorities, and remain in effect. Each such transferred Non-Qualified Stock Option shall continue to be governed by the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the applicable Award Agreement with the transferor Participant, and the Permitted Assignee shall be entitled to the same rights and subject to the same obligations, restrictions, limitations and prohibitions under this Plan and such Award Agreement as the transferor Participant, as if such assignment had not taken place; provided, however, that no Non-Qualified Stock Option assigned to a Permitted Assignee may be assigned by that Permitted Assignee. The term “Permitted Assignee” shall mean such persons and entities as are permitted assignees of Non-Qualified Stock Options under the SEC’s regulations, rules and interpretations existing at the time of the proposed transfer.

13.          Changes in Capitalization and Other Matters.

13.1        No Corporate Action Restriction. The existence of this Plan, Award Agreements and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s, any Subsidiary’s or any Related Entity’s capital structure or its business, (b) any merger, share exchange or change in the ownership of the Company, any Subsidiary or any Related Entity, (c) any issuance of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s, any Subsidiary’s or any Related Entity’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company, any Subsidiary or any Related Entity, (e) any sale or transfer of all or any part of the Company’s, any Subsidiary’s or any Related Entity’s assets or business, or (f) any other corporate act or proceeding by the Company, any Subsidiary or any Related Entity. No Participant, Permitted Assignee, beneficiary or any other person shall have any claim against any member of the Board, the Committee, the Company, any Subsidiary or any Related Entity as a result of any such action.

13.2        Recapitalization Adjustments. Subject to any required action by the Company’s shareholders, the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Committee determines in its exclusive discretion require adjustment, shall be proportionately adjusted for (a) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or similar event affecting the Shares; (b) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (c) as the Committee determines in its exclusive discretion, any other transaction with respect to Shares to which Code Section 424(a) applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment, if any, shall be made by the Committee in its exclusive discretion, and its determination shall be final, binding and conclusive. Except as the Committee determines in its exclusive discretion, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

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14.          Changes in Control/Related Entity Dispositions.

14.1        Acceleration of Awards Vesting. Except as otherwise provided in Section 14.2, the following provisions apply as applicable:

14.1.1    Change in Control. On the specified effective date of a Change in Control, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all the Shares at the time represented by such Award (except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Code Section 280G). Notwithstanding the foregoing provisions, the Committee may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.

14.1.2    Related Entity Disposition. On the specified effective date of a Related Entity Disposition, for each Participant who on such specified effective date is engaged primarily in service to the Related Entity that is the subject of the Related Entity Disposition, each Award that is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase and forfeiture rights, immediately prior to the specified effective date of such Related Entity Disposition, for all the Shares at the time represented by such Award. Notwithstanding the foregoing provisions, the Committee may, in its exclusive discretion, provide as part of a Section 424 Corporate Transaction that any one or more of the foregoing provisions shall not apply.

14.1.3    Code Section 424 Matters. The Committee may provide in any Award, Award Agreement, or as part of a Section 424 Corporate Transaction, that if the requirements of Treas. Reg. §1.424-1 (without regard to the requirement described in Treas. Reg. §1.424-1(a)(2) that an eligible corporation be the employer of the Participant) would be met if the stock right were an Incentive Stock Option, the substitution of a new stock right pursuant to a Section 424 Corporate Transaction for an outstanding stock right or the assumption of an outstanding stock right pursuant to a Section 424 Corporate Transaction shall not be treated as the grant of a new stock right or a change in the form of payment. The requirement of Treas. Reg. §1.424-1(a)(5)(iii) is deemed satisfied if the ratio of the exercise price to the Fair Market Value of the Shares immediately after the substitution or assumption is not greater than the ratio of the exercise price to the Fair Market Value of the Shares immediately before the substitution or assumption. In the case of a transaction described in Code Section 355 in which the stock of the distributing corporation and the stock distributed in the transaction are both readily tradable on an established securities market immediately after the transaction, the requirements of Treas. Reg. §1.424-1(a)(5) may be satisfied by:

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(1)	using the last sale before or the first sale after the specified date as of which such valuation is being made, the closing price on the last trading day before or the trading day of a specified date, the arithmetic mean of the high and low prices on the last trading day before or the trading day of such specified date, or any other reasonable method using actual transactions in such stock as reported by such market on a specified date, for the stock of the distributing corporation and the stock distributed in the transaction, provided the specified date is designated before such specified date, and such specified date is not more than 60 days after the transaction;

(2)	using the arithmetic mean of such market price on trading days during a specified period designated before the beginning of such specified period, when such specified period is no longer than 30 days and ends no later than 60 days after the transaction; or

(3)	using an average of such prices during such pre-specified period weighted based on the volume of trading of such stock on each trading day during such pre-specified period.

14.2        Six-Month Rule. The provisions of Section 14.1 shall not apply to any Award that has been granted and outstanding for less than six (6) months as of the date of the Change in Control or Related Entity Disposition.

14.3        Payment. On or before the 60th day after a Change in Control or Related Entity Disposition occurs, (a) the holder of an Award of Restricted Stock shall receive shall be entitled to have the notation set forth in Section 7.3.2 removed from the Company’s stock transfer books reflecting his or her ownership of such Shares, (b) the holder of Restricted Stock Units shall be entitled to have issued to the Participant the Shares underlying the Participant’s Restricted Stock Units, and (c) the holder of an Award of Performance Units shall receive payment of the value of such Award in cash. Notwithstanding the foregoing, to the extent Section 409A applies to an Award, payment of the Award shall be made no later than the 15th day of the third month following the Participant’s taxable year in which the Change in Control or Related Entity Disposition occurred (or is deemed to have occurred pursuant to Section 14.4).

14.4        Termination as a Result of a Potential Change in Control. In determining the applicability of Section 14.1.1 as it relates to a Change in Control, if (a) a Participant’s employment is terminated by the Company, any Subsidiary or any Related Entity (and the termination constitutes a Separation from Service) prior to a Change in Control without Cause (as defined in Section 14.5) at the request of a Person (as defined in Section 14.5) who has entered into an agreement with the Company the consummation of which will constitute a Change in Control, or (b) the Participant terminates his or her employment with the Company, any Subsidiary or any Related Entity for Good Reason prior to a Change in Control (and incurs a Separation from Service) and the circumstance or event which constitutes Good Reason occurs at the request of the Person described in Section 14.5.4, then for purposes of this Section 14, a Change in Control shall be deemed to have occurred immediately prior to such Participant’s termination of employment.

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14.5        Definitions. For purposes of this Section 14, the following words and phrases shall have the meaning specified:

14.5.1     “Beneficial Owner” shall have the meaning set forth in SEC Regulation §240.13d-3 or any successor regulation.

14.5.2     “Cause” shall mean, unless otherwise defined in an employee Participant’s individual employment agreement with the Company, any Subsidiary or any Related Entity (in which case such employment agreement definition shall govern), (a) the indictment of the Participant for any serious crime, (b) the willful and continued failure by the Participant to substantially perform the Participant’s duties, as they may be defined from time to time, with the Participant’s primary employer or to abide by the written policies of the Company or the Participant’s primary employer (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness), or (c) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, any Subsidiary or any Related Entity, monetarily or otherwise. For purposes of the preceding sentence, no act shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interests of the Company and its Subsidiaries.

14.5.3     “Good Reason” for termination by a Participant of the Participant’s employment shall mean, unless otherwise defined in an employee Participant’s individual employment agreement with the Company, any Subsidiary or any Related Entity (in which case such employment agreement definition shall govern), a Participant’s voluntary Separation from Service when the following conditions are satisfied:

(a)           The Separation from Service occurs no later than two (2) years after the initial existence of one or more of the following conditions that arise without the Participant’s consent:

i.	a material diminution in the Participant’s base compensation;

ii.	a material diminution in the Participant’s authority, duties, or responsibilities;

iii.	a material change in the geographical location at which the Participant performs services; or

iv.	any other act or failure to act that constitutes a material breach by the Company, a Subsidiary, or a Related Entity of any individual employment agreement under which the Participant provides services; and

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(b)          The Participant gives written notice to the Board or other governing body of the entity to which the Participant primarily provides services of the condition described in subparagraph (1) above within 90 days of its initial existence, and upon receipt of the written notice, the Company, Subsidiary, or Related Entity has 30 days to cure it.

14.5.4    “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof; provided, however, a Person shall not include (a) the Company or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary qualified under Section 401(a) of the Code, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

14.5.5    “Surviving Entity” shall mean only an entity in which all or substantially all of the Company’s shareholders immediately before any merger, share exchange or liquidation become shareholders by the terms of such merger, share exchange or liquidation.

14.6        Adverse Tax Consequences. If the making of any payment or payments pursuant to this Section 14 or otherwise would (a) subject the Participant to an excise tax under Code Section 4999, or any like or successor section thereto, or (b) result in the Company’s loss of a federal income tax deduction for such payments under Code Section 280G, or any like or successor section thereto (either or both, an “Adverse Tax Consequence”), then, unless otherwise expressly provided in a relevant Award Agreement, the payments attributable to this Plan that are “parachute payments” within the meaning of Code Section 280G may be reduced, as determined by the Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. Any disputes regarding whether any payments to a Participant would result in an Adverse Tax Consequence shall be resolved by an opinion of a nationally recognized accounting firm acceptable to the Company and the Participant (with the Company’s independent auditors being deemed acceptable).

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15.          Amendment, Suspension and Termination.

15.1        In General. The Board may suspend or terminate this Plan (or any portion thereof) at any time and may amend or otherwise alter this Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without the requisite shareholder approval to the extent required by law or the rules of any exchange upon which the Shares are listed or any market on which the Shares are qualified for quotation, (a) except as provided in Section 13, materially increase the number of Shares which may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, (c) materially increase the benefits accruing to Participants under this Plan, or (d) extend the termination date of this Plan. No such amendment, alteration, suspension or termination shall (i) materially adversely affect the vested rights of any Participant under any outstanding Award, without the consent of such Participant (except to the extent any amendment, alteration, suspension or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules, accounting or tax rules or regulations, or any “clawback” or recoupment laws, rules or regulations, or (ii) make any change that would disqualify this Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Regulation §240.16b-3, or any successor thereto, or (B) the benefits provided under Section 422 or any successor thereto. Further provided, that no amendment, suspension, or termination shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of this Plan being so amended, suspended and/or terminated.

15.2        Award Agreements. The Committee may amend or modify at any time and from time to time any outstanding Award and Award Agreement, in any manner to the extent that the Committee would have had the authority under this Plan to initially determine the restrictions, terms and provisions of such Award, including, without limitation, to change the date or dates as of which Stock Options may be exercised provided, however, that except as provided in Section 3.2, in no event shall the Committee have the discretion to accelerate the vesting of an Award to a date which is less than one year following the date of such Award’s grant. No such amendment or modification shall, however, materially adversely affect the vested rights of any Participant under any such Award and Award Agreement without the consent of such Participant (except to the extent any amendment, alteration, suspension or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules, accounting or tax rules or regulations, or any “clawback” or recoupment laws, rules or regulations. Further provided, that no amendment or modification shall be effected if it will violate Section 409A, to the extent that Section 409A applies to the portion(s) of the Award and Award Agreement being so amended or modified. Finally notwithstanding anything in this Plan or an Award Agreement to the contrary, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other awards or Options (including cash buyouts and voluntary surrender of underwater Options) with an exercise price that is less than the exercise price of the original Options without shareholder approval.

16.          Miscellaneous.

16.1        Tax Withholding. The Company shall have the right to deduct from any payment or settlement under this Plan, including, without limitation, the exercise of any Stock Option, the payment of any Performance Unit or the delivery or vesting of any Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits Shares to be used to satisfy any such tax withholding, such Shares shall be valued based on the Fair Market Value of such Shares as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Shares to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

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16.2        No Right to Employment. Neither the adoption of this Plan, the granting of any Award, nor the execution of any Award Agreement shall confer upon any employee of the Company, any Subsidiary or any Related Entity any right to continued employment with the Company, any Subsidiary or any Related Entity, as the case may be, nor shall it interfere in any way with the right, if any, of the Company, any Subsidiary or any Related Entity to terminate the employment of any employee at any time for any reason.

16.3        No Right to Participate. No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or other persons under this Plan. The terms and conditions of Award Agreements need not be the same with respect to each Participant. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

16.4        Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards. Any liability of the Company to any Person with respect to any Award or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of this Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company, any Subsidiary or any Related Entity. Nothing contained in this Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof, any Permitted Assignee or any other person) any equity or other interest of any kind in any assets of the Company, any Subsidiary or any Related Entity creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary, any Related Entity and/or any such Participant, any beneficiary, any Permitted Assignee or any other person.

16.5        Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participant under this Plan so long as the establishment of the trust agreement(s) is consistent with Code Section 409A and other applicable law.

16.6        Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, any Subsidiary or any Related Entity unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company, its Subsidiaries or its Related Entities. The existence of this Plan notwithstanding, the Company, any Subsidiary and any Related Entity may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

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16.7       Severable Provisions. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

16.8       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

16.9       Listing, Registration and Other Legal Compliance. No Award shall be made and no Shares shall be issued under this Plan, and no assignment of a Non-Qualified Stock Option to a Permitted Assignee shall be made, unless legal counsel for the Company shall be satisfied that such issuance or assignment will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment of any Award, share issuance or assignment of Non-Qualified Stock Options, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Shares delivered under this Plan may be subject to such stop transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the SEC and the applicable securities market and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of Shares, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary, any Related Entity or any Participant (or any designated beneficiary or other legal representative) or any Permitted Assignee to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.

16.10      Award Agreements. Each Participant receiving an Award shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall be deemed to have agreed to the restrictions, terms and conditions of the Award set forth therein.

A-27

16.11      Designation of Beneficiary. Each Participant to whom an Award has been made may designate a beneficiary or beneficiaries to receive any payment which under the terms of this Plan and the relevant Award Agreement may become payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

16.12      Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules, policies and regulations and to make determinations, as it deems appropriate, under this Plan in respect of any leave of absence from the Company, any Subsidiary or any Related Entity granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company, any such Subsidiary or Related Entity. Provided, however, that to the extent Section 409A applies to any portion(s) of the Plan, the determination of whether a leave of absence constitutes a Separation from Service for purposes of those portion(s) shall be made in accordance with Section 409A, and a leave of absence of longer than six (6) months shall be considered a Separation from Service for those portion(s) of the Plan subject to Section 409A unless the Participant has a contractual or statutory right to return to work at the end of a longer leave of absence. If a Participant transfers within the Company, or to or from any Subsidiary or Related Entity, such Participant shall not be deemed to have terminated employment as a result of such transfers.

16.13      Payments Upon Termination of Employment and Delay of Certain Payments. For purposes of this Agreement, to the extent an Award is subject to Section 409A, and payment or exercise of such Award on account of a termination of employment or a Non-Employee Director ceasing to be a director shall only be made if the Participant incurs a Separation from Service. Payment will occur on or before the 60th day after the Separation from Service; provided, however, that if the Participant is a Specified Employee, payment of the Award shall be made on the first day of the seventh (7th) month following the Separation from Service.

16.14      Cancellation or “Clawback” of Awards. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes relating to clawback or recoupment. Notwithstanding anything to the contrary contained herein, the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.

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16.15      Notices. Except as otherwise provided herein, any notice that the Company or a Participant may be required or permitted to give to the other shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed: Notice, if to the Company, shall be sent to its Corporate Secretary at the following address:

NewBridge Bancorp

1501 Highwoods Boulevard, Suite 400

Greensboro, NC 27410

Any notice sent by mail by the Company to a Participant shall be sent to the most current address of the Participant as reflected on the records of the Company as of the time said notice is required. In the case of a deceased Participant, any notice shall be given to the Participant’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section 16.15.

16.16      Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to principles of conflict of laws. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of this Plan.

16.17      Effective Date. This Plan became effective as of _____________, 2015, as a result of its approval by the holders of a majority of the Company’s outstanding Class A Common Stock at the Company’s 2015 Annual Meeting of Shareholders.

A-29

NEWBRIDGE BANCORP

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

C123456789

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
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ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on May 12, 2015 and by May 10, 2015 if you are a participant in the 401(k) Plan.

Vote by Internet

- Go to **www.investorvote.com/nbbc**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, and FOR Proposals 2, 3 and 4.

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Michael S. Albert	☐	☐	☐	02 - Robert A. Boyette	☐	☐	☐	03 - J. David Branch	☐	☐	☐
04 - C. Arnold Britt	☐	☐	☐	05 - Robert C. Clark	☐	☐	☐	06 - Alex A. Diffey, Jr.	☐	☐	☐
07 - Barry Z. Dodson	☐	☐	☐	08 - Donald P. Johnson	☐	☐	☐	09 - Joseph H. Kinnarney	☐	☐	☐
10 - Michael S. Patterson	☐	☐	☐	11 - Pressley A. Ridgill	☐	☐	☐	12 - Mary E. Rittling	☐	☐	☐
13 - E. Reid Teague	☐	☐	☐	14 - Richard A. Urquhart, III	☐	☐	☐	15 - G. Alfred Webster	☐	☐	☐
16 - Kenan C. Wright	☐	☐	☐	17 - Julius S. Young, Jr.	☐	☐	☐				

Proposal	For	Against	Abstain
2. Approve the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan.	☐	☐	☐
3. Ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐
4. Approve an advisory (non-binding) proposal on executive compensation (as more fully described in the accompanying Proxy Statement).	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the Annual Meeting or at any adjournment(s) thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C 1234567890 JNT
1 U P X 2 3 2 2 9 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02106B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NewBridge Bancorp

1501 HIGHWOODS BLVD., SUITE 400, GREENSBORO, NORTH CAROLINA 27410

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Kenan C. Wright, Mary E. Rittling and G. Alfred Webster, and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of NewBridge Bancorp common stock held of record by the undersigned at the close of business on March 20, 2015 at the Annual Meeting of Shareholders to be held on May 13, 2015 at 10:00 A.M., Eastern Time, at the O.Henry Hotel, Caldwell Ballroom, 624 Green Valley Road, Greensboro, N.C. 27408 and at any adjournment(s) thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee, and FOR Proposals 2, 3, and 4. This Proxy is revocable prior to its exercise.

The shares represented by the accompanying proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare, NewBridge Bancorp's transfer agent, prior to the time of the Annual Meeting. If a shareholder is a participant in the Computershare Investment Plan (the "CIP") or a participant in the NewBridge Bank Employees' 401(k) Plan (the "401(k) Plan"), the proxy represents the number of shares in the shareholder's CIP account, the number of shares in the shareholder's account under the 401(k) Plan and the number of shares held of record directly by the shareholder. Shares allocated to participant accounts in the 401(k) Plan will be voted in accordance with the instructions received from participants who timely return their proxy cards to Computershare or timely indicate their voting instructions pursuant to the Internet or telephone voting procedures. Shares held under the 401(k) Plan for which no voting instructions are received will not be voted by the trustee. Shareholders' voting instructions will be held in strict confidence.

PLEASE VOTE, DATE AND SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The undersigned acknowledge(s) receipt of Notice of 2015 Annual Meeting of Shareholders and Proxy Statement, dated April 2, 2015.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to sign and date this Proxy. Please sign exactly as your name(s) appear(s) above. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

NEWBRIDGE BANCORP

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, and FOR Proposals 2, 3 and 4.

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Michael S. Albert	☐	☐	☐	02 - Robert A. Boyette	☐	☐	☐	03 - J. David Branch	☐	☐	☐
04 - C. Arnold Britt	☐	☐	☐	05 - Robert C. Clark	☐	☐	☐	06 - Alex A. Diffey, Jr.	☐	☐	☐
07 - Barry Z. Dodson	☐	☐	☐	08 - Donald P. Johnson	☐	☐	☐	09 - Joseph H. Kinnarney	☐	☐	☐
10 - Michael S. Patterson	☐	☐	☐	11 - Pressley A. Ridgill	☐	☐	☐	12 - Mary E. Rittling	☐	☐	☐
13 - E. Reid Teague	☐	☐	☐	14 - Richard A. Urquhart, III	☐	☐	☐	15 - G. Alfred Webster	☐	☐	☐
16 - Kenan C. Wright	☐	☐	☐	17 - Julius S. Young, Jr.	☐	☐	☐				

Proposal	For	Against	Abstain
2. Approve the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan.	☐	☐	☐
3. Ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐
4. Approve an advisory (non-binding) proposal on executive compensation (as more fully described in the accompanying Proxy Statement).	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the Annual Meeting or at any adjournment(s) thereof. The Board of Directors is not aware of any other business to be conducted at the Annual Meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A and B ON BOTH SIDES OF THIS CARD.

1 U P X 2 3 2 2 9 3 2

02107B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NewBridge Bancorp

1501 HIGHWOODS BLVD., SUITE 400, GREENSBORO, NORTH CAROLINA 27410

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Kenan C. Wright, Mary E. Rittling and G. Alfred Webster, and each of them, as proxies (and if the undersigned is a proxy, as substitute proxies), with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of NewBridge Bancorp common stock held of record by the undersigned at the close of business on March 20, 2015 at the Annual Meeting of Shareholders to be held on May 13, 2015 at 10:00 A.M., Eastern Time, at the O.Henry Hotel, Caldwell Ballroom, 624 Green Valley Road, Greensboro, N.C. 27408 and at any adjournment(s) thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee, and FOR Proposals 2, 3, and 4. This Proxy is revocable prior to its exercise.

The shares represented by the accompanying proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Computershare, NewBridge Bancorp's transfer agent, prior to the time of the Annual Meeting. If a shareholder is a participant in the Computershare Investment Plan (the "CIP") or a participant in the NewBridge Bank Employees' 401(k) Plan (the "401(k) Plan"), the proxy represents the number of shares in the shareholder's CIP account, the number of shares in the shareholder's account under the 401(k) Plan and the number of shares held of record directly by the shareholder. Shares allocated to participant accounts in the 401(k) Plan will be voted in accordance with the instructions received from participants who timely return their proxy cards to Computershare or timely indicate their voting instructions pursuant to the Internet or telephone voting procedures. Shares held under the 401(k) Plan for which no voting instructions are received will not be voted by the trustee. Shareholders' voting instructions will be held in strict confidence.

PLEASE VOTE, DATE AND SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

The undersigned acknowledge(s) receipt of Notice of 2015 Annual Meeting of Shareholders and Proxy Statement, dated April 2, 2015.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to sign and date this Proxy. Please sign exactly as your name(s) appear(s) above. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A and B ON BOTH SIDES OF THIS CARD.